UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material under § 240.14a-12

    MARCHEX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

520 Pike Street, Suite 2000

Seattle, Washington 98101

Dear holders of Class A common stock and Class B common stock of Marchex, Inc. (“Marchex” or the “Company”):

You are cordially invited to attend the annual meeting of stockholders of Marchex to be held at the Grand Hyatt Seattle, 721 Pine Street, Seattle, Washington 98101 on Friday, May 3, 2013, at 10:00 a.m. local time. The annual meeting is being held for the following purposes:

(1)	To elect six individuals to serve on the Company’s Board of Directors for the ensuing year and until their successors are elected;

(2)	To ratify the appointment of the independent registered public accounting firm KPMG LLP (“KPMG”) as the Company’s independent registered public accountants for the current fiscal year;

(3)	To approve the Marchex, Inc. 2014 Employee Stock Purchase Plan (the “2014 Employee Stock Purchase Plan”); and

(4)	To transact any other business that may properly come before the annual meeting and any adjournment or postponement thereof.

These items are fully discussed in the following pages, which are made part of this notice. Our Board of Directors recommends a vote FOR items 1, 2 and 3. Only holders of record of the Company’s Class A common stock and Class B common stock on the books of the Company at the close of business on March 19, 2013, are entitled to vote at the annual meeting. A list of stockholders entitled to vote will be available for inspection by any stockholder for any purpose germane to the meeting at the offices of Marchex, Inc., 520 Pike Street, Suite 2000, Seattle, Washington, 98101, during ordinary business hours for the 10 days prior to the annual meeting.

Whether or not you plan to attend, please promptly complete, sign, date and return your proxy card in the enclosed envelope, so that we may vote your shares in accordance with your wishes and so that enough shares are represented to allow us to conduct the business of the annual meeting. If you hold shares in “street name”, you may be able to vote over the internet or by telephone by following the instructions on your proxy card. Mailing your proxy(ies) or voting over the internet or by telephone does not affect your right to vote in person if you attend the annual meeting. You may still vote in person if you are a stockholder entitled to vote and you attend the meeting, even if you have returned your proxy, provided that you affirmatively indicate your intention to vote your shares in person. Please note, however, that if a brokerage firm or bank holds your shares of record and you wish to vote at the meeting, you must obtain from the record holder a valid legal proxy issued in your name.

A copy of Marchex’s annual report to stockholders for the fiscal year ended December 31, 2012 is enclosed with this notice.

By order of the Board of Directors,

Russell C. Horowitz Chairman and Chief Executive Officer

April 3, 2013

Your vote is very important. Even if you plan to attend the meeting,

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 3, 2013: Our proxy statement is attached. Financial and other information concerning Marchex is contained in our annual report to stockholders for the fiscal year ended December 31, 2012. A complete set of proxy materials relating to our annual meeting is available on the internet. These materials, consisting of the notice of annual meeting, proxy statement, proxy card and annual report to stockholders, may be viewed at http://www.rrdezproxy.com/2013/Marchex.

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

520 Pike Street, Suite 2000

Seattle, Washington 98101

INFORMATION ABOUT SOLICITATION AND VOTING

General

The enclosed proxy is solicited by the Board of Directors of Marchex for use in voting at the annual meeting of stockholders to be held at 10:00 a.m., local time, on Friday, May 3, 2013, at the Grand Hyatt Seattle located at 721 Pine Street, Seattle, Washington 98101, and any postponement or adjournment of that meeting. The Company’s telephone number is (206) 331-3300. The purpose of the annual meeting is to consider and vote upon the proposals outlined in this proxy statement and the attached notice.

Marchex’s Class B common stock is traded on the NASDAQ Global Select Market.

These proxy solicitation materials were mailed on or about April 3, 2013, together with the Company’s annual report, to all holders of Class A common stock and Class B common stock entitled to vote at the meeting.

Record Date and Outstanding Shares

Only holders of record of shares of Class A common stock and Class B common stock on the books of the Company at the close of business on the record date, March 19, 2013, will be entitled to vote at the annual meeting. As of the close of business on the record date, there were 9,570,382 shares of Class A common stock outstanding and 28,158,496 shares of Class B common stock outstanding.

Proxies

The Board of Directors has selected Michael Arends, Chief Financial Officer, and Ethan Caldwell, General Counsel and Secretary, as proxies for the annual meeting. By submitting your proxy, you will authorize Mr. Arends and Mr. Caldwell to represent you and vote your shares at the meeting in accordance with your instructions. They may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournments or postponements of the meeting.

Meeting Attendance and Admission

You are entitled to attend the annual meeting only if you are a stockholder of record or a beneficial owner as of March 19, 2013. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present a photo identification and proof of your stockholder status or beneficial ownership prior to being admitted to the annual meeting. If you are the stockholder of record, you will need to provide proof of status in the form of your proxy card. If you hold your shares in “street name,” you must provide proof of beneficial ownership on the record date, such as a brokerage account statement showing that you owned Marchex stock as of the record date, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership as of the record date. If you do not present photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.

Voting and Solicitation

Each stockholder entitled to vote at the meeting may vote in person at the annual meeting or by proxy. If you are the record holder of your shares and attend the meeting in person, you may deliver your completed proxy card to us at the meeting. If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or on the internet. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow the stockholder to vote his or her shares and confirm that his or her voting instructions have been properly recorded. If you wish to vote in person at the annual meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares.

When proxies are properly dated, executed and returned, the shares they represent will be voted at the annual meeting in accordance with the instructions of the stockholder. If no specific instructions are given in a proxy, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR ratification of the appointment of accountants. and FOR the approval of the 2014 Employee Stock Purchase Plan. In addition, if other matters come before the annual meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. Each holder of shares of Class A common stock is entitled to 25 votes for each share of Class A common stock held as of the record date, and each holder of shares of Class B common stock is entitled to 1 vote for each share of Class B common stock held as of the record date. The Class A common stock and Class B common stock will vote together as a single class on all matters described in these proxy materials for which your vote is being solicited.

The Company is paying all costs of the solicitation of proxies, including the expenses of printing and mailing to its stockholders the proxy, this proxy statement and the accompanying notice of annual meeting of stockholders. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the Securities and Exchange Commission (“SEC”), in sending proxies and proxy materials to the beneficial owners of the voting stock. Proxies may be solicited by the Company’s officers, directors and regular employees, without compensation, personally or by telephone or facsimile.

Required Vote

A quorum is required for the transaction of business during the annual meeting. A quorum is present when a majority of stockholder votes are present in person or by proxy. Shares that are voted “FOR”, “AGAINST” or “WITHHELD” on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes cast by the Class A common stock and Class B common stock present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter.

The candidates for election as directors at the annual meeting who receives the highest number of affirmative votes present or represented by proxy and entitled to vote at the annual meeting, will be elected. The ratification of the independent registered public accounting firm for the Company for the current year and approval of 2014 Employee Stock Purchase Plan require the affirmative vote of a majority of the shares of the Company’s Class A common stock and Class B common stock present or represented by proxy and entitled to vote at the annual meeting.

Revocability of Proxies

A proxy given pursuant to this solicitation may be revoked at any time before its use by delivering a written revocation to the Secretary of the Company, delivering a duly executed proxy bearing a later date or attending and voting in person at the annual meeting. If you hold your shares through a broker or custodian, you will need to contact them to revoke your proxy.

Abstentions; Broker Non-Votes

The Company will count abstentions for purposes of determining both (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes will not be counted for purposes of determining the number of votes cast with respect to a proposal.

Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares with respect to that particular proposal. A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of KPMG LLP as our independent auditors (Proposal Two), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, such as the election of our directors (Proposal One) and the approval of the 2014 Employee Stock Purchase Plan (Proposal Three). If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Proposal One) and approval of the 2014 Employee Stock Purchase Plan (Proposal Three).

For Proposal One (election of directors), which requires a plurality of the votes cast, abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the vote on this proposal. For Proposal Two (the ratification of the appointment of the independent registered public accounting firm) and Proposal Three (the approval of the 2014 Employee Stock Purchase Plan, which require the affirmative approval of a majority of the votes present or represented and entitled to vote, broker non-votes will have no effect on the number of votes cast, but abstentions will have the same effect as a vote against Proposal Two and Proposal Three because they will be counted as a vote cast with respect to the proposal but not counted as a vote for the proposals.

Voting Results

We will announce preliminary voting results at the annual meeting. We will report final results in a Form 8-K report filed with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the Company’s knowledge, the following table sets forth information regarding the beneficial ownership of our Class A common stock and Class B common stock as of March 19, 2013 by:

•	each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of the outstanding shares of our Class A common stock or Class B common stock;

•	each of our directors and nominees for director;

•	each of our executive officers listed in the “Summary Compensation Table” (“NEOs”); and

•	all of our directors, nominees for director and executive officers as a group.

Percentage of beneficial ownership is based on 9,570,382 shares of our Class A common stock and 28,158,496 shares of our Class B common stock outstanding as of March 19, 2013. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or restricted stock units held by that person that are currently exercisable or exercisable or issuable upon vesting within 60 days of March 19, 2013, are deemed outstanding. These shares are not, however, deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as otherwise noted below, the address for each beneficial owner listed below is c/o Marchex, Inc., 520 Pike Street, Suite 2000, Seattle, Washington 98101.

	Shares Beneficially Owned				% Total Voting Power(1)
	Class A Common Stock		Class B Common Stock
Name and, as appropriate, Address of Beneficial Owner	Shares	%	Shares	%
5% Security Holders
Archon Capital Management LLC(2) 1301 Fifth Avenue, Suite 3008 Seattle, WA 98101	—	—	2,581,760	9.2%	*
Michael L. Yagemann(3) 377 Eagle Drive Jupiter, FL 33477	—	—	1,823,207	6.5%	*
BlackRock, Inc.(4) 40 East 52nd Street New York, NY 10022	—	—	1,645,556	5.8%	*
GMT Capital Corp(5) 2300 Windy Ridge Parkway, #550S Atlanta, GA 30339	—	—	1,526,994	5.4%	*
Named Executive Officers and Directors
Russell C. Horowitz(6)	7,118,506	74.4%	1,113,709	3.9%	66.8%
Michael Arends(7)	—	—	1,496,729	5.2%	*
Ethan Caldwell(8)	475,209	5.0%	557,469	2.0%	4.6%
Peter Christothoulou(9)	176,500	1.8%	1,031,363	3.6%	1.9%
John Keister(10)	1,800,167	18.8%	785,195	2.8%	17.0%
Dennis Cline(11)	—	—	152,800	*	*
Anne Devereux(12)	—	—	97,700	*	*
Nicolas J. Hanauer(13)	—	—	2,538,750	8.9%	*
M. Wayne Wisehart(14)	—	—	122,300	*	*
All directors and executive officers as a group (9 persons)(15)	9,750,382	100.0%	7,896,015	25.8%	91.5%

Except as indicated in the footnotes below and except as subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

*	Beneficial ownership or total voting power, as the case may be, representing less than one percent.
1.	Percentage of voting power represents voting power with respect to shares of our Class A common stock and Class B common stock, as a single class. Each holder of Class A common stock shall be entitled to 25 votes per share of Class A common stock and each holder of Class B common stock shall be entitled to 1 vote per share of Class B common stock on all matters submitted to a vote of stockholders, except as may otherwise be required by law. The Class A common stock is convertible at any time by the holder into shares of Class B common stock on a share-for-share basis.
2.

Based on the most recently available Schedule 13G/A filed with the SEC on February 5, 2013 by Archon Capital Management LLC (“Archon”), an investment advisor on its behalf and on behalf of Constantinos Christofilis, whose address is 1301 Fifth Avenue, Suite 3008, Seattle, Washington 98101, an individual and managing member of Strategos Master Fund, L.P., a limited partnership, whose address is c/o Maples & Calder, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. Archon and Constantinos Christofilis each report beneficial ownership of 2,581,760 shares of our Class B common stock, and shared voting and dispositive power as to 2,581,760 shares of our Class B common stock. Strategos Master Fund, L.P. reports beneficial ownership of 1,447,160 shares of our Class B common stock and shared voting and dispositive power as to 1,447,160 shares of our Class B common stock.

[3].

Based on the most recently available Schedule 13G/A filed with the SEC on January 17, 2013 by Michael L. Yagemann, an individual. Mr. Yagemann reports beneficial ownership of 1,823,707 shares of our Class B common stock, which includes (i) 750,000 shares of our Class B Common Stock held by Greenbridge Fund LP (the “Fund”), whose general partner is Greenbridge Capital, LLC, whose managing member is Mr. Yagemann, (ii) 61,500 shares of our Class B Common Stock held by Michael Yagemann Roth IRA, (iii) 965,000 shares of our Class B Common Stock held by Yagemann Revocable Trust, of which Mr. Yagemann and his spouse, Marian S. Yagemann, are the grantors, co-trustees and beneficiaries, (iv) 30,000 shares of our Class B Common Stock held by Yagemann Family Trust, of which Mr. Yagemann’s spouse, Marian S. Yagemann, is the trustee, and (v) 17,207 shares of our Class B Common Stock held by Marian Yagemann Roth IRA. Mr. Yagemann reports sole voting power as to 811,500 shares of our Class B common stock and sole dispositive power as to 811,500 shares of our Class B common stock. Mr. Yagemann reports shared voting power of 1,012,207 shares of our Class B common stock and shared dispositive power as to 1,012,207 shares of our Class B common stock.

4.

Based on the most recently available Schedule 13G filed with the SEC on January 30, 2013 by BlackRock, Inc. (“BlackRock”), a parent holding company/control person, on its behalf and for the benefit of the following BlackRock direct and/or indirect subsidiaries: BlackRock Advisors, LLC, BlackRock Investment Management, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, and BlackRock Institutional Trust Company, N.A. (collectively, the “BlackRock Subsidiaries”). BlackRock reports beneficial ownership of 1,645,556 shares of our Class B common stock, with sole voting power of 1,645,556 shares of our Class B common stock and sole dispositive power of 1,645,556 shares of our Class B common stock. BlackRock reports that the BlackRock Subsidiaries have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of our Class B common stock, and that no one of the BlackRock Subsidiaries has an interest greater than five percent (5%) of our total outstanding common shares.

5.

Based solely on the Form 13F filed by GMT Capital Corp on February 15, 2013, reflecting information as of December 31, 2012, according to which GMT Capital Corp has sole voting and investment power over those shares.

6.

Includes: (1) 7,118,506 shares of our Class A common stock held by MARRCH Investments, LLC; (2) 255,500 shares of restricted stock subject to vesting; (3) 412,938 shares of our Class B common stock subject to options that are currently exercisable or exercisable within 60 days of March 19, 2013; and (4) 5,000 shares of Class B common stock held in an Individual Retirement Account for the benefit of Mr. Horowitz. Mr. Horowitz is the managing member of MARRCH Investments, LLC and, as such, may be deemed to exercise voting and investment power over the shares held by all of these entities.

7.

Includes: (1) 373,000 shares of restricted stock subject to vesting; (2) 755,125 shares of our Class B common stock subject to options that are currently exercisable or exercisable within 60 days of March 19, 2013; (3) 10,500 shares of our Class B common stock held by the Nicole Marie Arends 2003 Trust for the benefit of Nicole Marie Arends, the daughter of Mr. Arends, for which shares Mr. Arends disclaims beneficial ownership; (4) 18,100 shares of Class B common stock held in an Individual Retirement Account for the benefit of Mr. Arends; and (5) 6,500 shares of Class B common stock held in an Individual Retirement Account for the benefit of Diana Arends, Mr. Arends’ wife.
8.

Includes: (1) 162,000 shares of restricted stock subject to vesting; and (2) 215,250 shares of Class B common stock subject to options that are currently exercisable or exercisable within 60 days of March 19, 2013.

9.

Includes: (1) 367,750 shares of restricted stock subject to vesting; (2) 404,500 shares of Class B common stock subject to options that are currently exercisable or exercisable within 60 days of March 19, 2013; and (3) approximately 60,000 shares which have been pledged by Mr. Christothoulou to a third party as security for a loan.

[10].

Includes: (1) 42,500 shares of restricted stock subject to vesting; (2) 206,250 shares of Class B common stock subject to options that are currently exercisable or exercisable within 60 days of March 19, 2013; (3) 6,160 shares of our Class B common stock held in an Individual Retirement Account for the benefit of Mr. Keister; and (4) 99,747 shares of our Class B common stock held in a grantor retained annuity trust, of which Mr. Keister is the grantor.

11.

Includes: (1) 15,250 shares of restricted stock subject to vesting; (2) 52,000 shares of our Class B common stock held by DMC Investments, LLC, a limited liability company of which Mr. Cline is the managing member; (3) 35,000 shares of Class B common stock subject to options that are currently exercisable or exercisable within 60 days of March 19, 2013; and (4) 10,000 shares in the aggregate of our Class B common stock held by four different trusts for the benefit of his children, for which shares Mr. Cline disclaims beneficial ownership.

12.

Includes: (1) 16,000 shares of restricted stock subject to vesting; and (2) 40,000 shares of Class B common stock subject to options that are currently exercisable or exercisable within 60 days of March 19, 2013.

13.

Includes: (1) 13,000 shares of restricted stock subject to vesting; and (2) 300,000 shares of Class B common stock subject to options that are currently exercisable or exercisable within 60 days of March 19, 2013.

14.

Includes (1) 16,750 shares of restricted stock subject to vesting; and (2) 40,000 shares of Class B common stock subject to options that are currently exercisable or exercisable within 60 days of March 19, 2013.

15.

Includes an aggregate of: (1) 9,570,382 shares of our Class A common stock; (2) 5,466,952 shares of our Class B common stock (including 20,500 shares for which beneficial ownership has been disclaimed); and (3) 2,429,063 shares of our Class B common stock subject to options that are currently exercisable or exercisable within 60 days of March 19, 2013.

PROPOSAL ONE—ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

The Board of Directors currently consists of six (6) individuals, all of whom have been nominated for election at the annual meeting. Directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified. The names and the respective ages of the six (6) nominees as of March 19, 2013 are set forth below:

Name	Age	Position(s)	Director Since
Russell C. Horowitz	46	Chairman of the Board of Directors, Chief Executive Officer and Treasurer	January 2003
John Keister	46	Executive Vice Chairman of the Board of Directors	January 2003
Dennis Cline(1)(2)(3)	52	Director	May 2003
Anne Devereux(1)(2)(3)	51	Director	October 2006
Nicolas Hanauer(2)	53	Vice Chairman of the Board of Directors	October 2007
M. Wayne Wisehart(1)(3)	67	Director	November 2008

(1)	Member of the Audit Committee.
(2)	Member of the Nominating and Governance Committee.
(3)	Member of the Compensation Committee.

Set forth below is a description of the business experience of each current director, including a discussion of the specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that those individuals should serve as our directors.

Russell C. Horowitz. Mr. Horowitz is a founder of our Company and has served as the Chairman of our Board of Directors, Chief Executive Officer and Treasurer since our inception in January 2003. Mr. Horowitz was previously a founder of Go2Net, a provider of online services to merchants and consumers, including merchant Web hosting, online payment authorization technology, and Web search and directory services. He served as its Chairman and Chief Executive Officer from its inception in February 1996 until its merger with InfoSpace in October 2000, at which time Mr. Horowitz served as the Vice Chairman and President of the combined company through the merger integration process. Additionally, Mr. Horowitz served as the Chief Financial Officer of Go2Net from its inception until May 2000. Prior to Go2Net, Mr. Horowitz served as the Chief Executive Officer and a director of Xanthus Management, LLC, the general partner of Xanthus Capital, a merchant bank focused on investments in early-stage companies, and was a founder and Chief Financial Officer of Active Apparel Group, now Everlast Worldwide. Mr. Horowitz received a B.A. in Economics from Columbia College of Columbia University. Mr. Horowitz brings historic knowledge and continuity together with extensive operational and industry expertise to the board.

John Keister. Mr. Keister is a founder of our Company and has served as a member of our Board of Directors since our inception in January 2003. Mr. Keister served as our Chief Operating Officer from our inception in January 2003 through February 2009, as our President from December 2003 through May 2010 and as our Executive Vice Chairman since May 2010. Mr. Keister was previously a founder of Go2Net and served as its President from 1999 until its merger into InfoSpace in October 2000, at which time he served as Executive Vice President of the Consumer Division of the combined company through the merger integration process until January 2001. He also served as a member of the Board of Directors of Go2Net and as its Chief Operating Officer from 1996 to 1999. Mr. Keister also serves on the boards of a number of private companies. Mr. Keister received B.A. degrees in Philosophy and in Diplomacy & World Affairs from Occidental College. Mr. Keister brings historic knowledge and continuity together with extensive operational and industry expertise to the board.

Dennis Cline. Mr. Cline has served as a member of our Board of Directors since May 2003. Mr. Cline is also currently an independent director on the board of TraceSecurity, a provider of cloud-based security solutions. Mr. Cline previously served as Chief Executive Officer and Executive Chairman of of netForensics, a

provider of security event information management. Prior to joining netForensics as its Chief Executive Officer, Mr. Cline was Managing Partner of DMC Investments, a firm he founded in 2000, which provides capital and consulting services to technology companies. From 1998 to 2000, Mr. Cline was the Chief Executive Officer of DirectWeb, a provider of computer hardware and Internet access for consumers. Prior to DirectWeb, Mr. Cline was a senior executive at Network Associates, a provider of computer security solutions. Mr. Cline received his J.D. from Rutgers School of Law and his B.A. from Rutgers University. Mr. Cline brings extensive sales and broad management expertise to the board.

Anne Devereux. Ms. Devereux has served as a member of our Board of Directors since October 2006. With over 25 years of experience in the marketing and advertising industries, Ms. Devereux now serves as the Executive Director of the Healthy Body Image Program at Stanford University. She is also the Chief Strategy Officer of Thrive On, a mobile technology provider for mental health and wellness programs. Prior to these current roles, Ms. Devereux served as Chairman of LLNS, a division of Omnicom Group Inc. (NYSE: OMC) from May 2006 to April 2012 and served as Chief Executive Officer of LLNS from May 2006 to September 2010. LLNS is a leading healthcare communications agency. Prior to joining LLNS, from February 2003 to May 2006, Ms. Devereux was the Chief Integration Officer as well as Managing Director of all health-related assignments within BBDO New York, an advertising agency. Before joining BBDO New York, from April 2002 to February 2003, Ms. Devereux was President of Dugan Valva Contess, an independent communications agency. From January 1996 to April 2002, Ms. Devereux was President and Founder of Consumer Healthworks which then became Merkley Newman Harty Healthworks, one of the first agencies to specialize in direct-to-consumer advertising for healthcare brands. Ms. Devereux received a B.A. degree from Wellesley College. Ms. Devereux brings extensive marketing and advertising expertise to the board.

Nicolas Hanauer. Mr. Hanauer has served as Vice Chairman of our Board of Directors since October 2007. Mr. Hanauer is also Chairman of Pacific Coast Feather Company, a Seattle-based manufacturer of pillows and bedding, and a partner at Second Avenue Partners, a Seattle-based venture capital firm he co-founded in 2000. Mr. Hanauer founded aQuantive, Inc. (formerly Avenue A Media, Inc.), a leading global digital marketing company, in 1997 and served as its Chief Executive Officer from June 1998 to September 1999 and as Chairman of the Board from June 1998 until its acquisition by Microsoft in August 2007. In 1998, Mr. Hanauer co-founded Gear.com, an online sporting goods company, and served as its chairman until its merger with Overstock.com in 2001. In 1995, Mr. Hanauer became a founding investor in Amazon.com and served as a board advisor until 2000. Mr. Hanauer began his professional career at the Pacific Coast Feather Company where from 1990 to 2004 he held a number of executive positions, including Chief Executive Officer and Co-Chairman. Mr. Hanauer received a B.A. degree in Philosophy from the University of Washington. Mr. Hanauer brings extensive operational and industry expertise to the board as well as strategic planning.

M. Wayne Wisehart. Mr. Wisehart has served as a member of our Board of Directors since November 2008. From February 2010 to November 2010, Mr. Wisehart served as interim Chief Financial Officer for All Star Directories, a publisher of online and career school directories. Mr. Wisehart previously served as the Chief Financial Officer of aQuantive, Inc. (formerly Avenue A Media, Inc.), a leading global digital marketing company, which was acquired by Microsoft in August 2007. Prior to aQuantive, Mr. Wisehart served as Chief Financial Officer of Western Wireless Corporation, a cellular phone service provider, which was acquired by Alltel in August 2005. Mr. Wisehart also served as the Chief Financial Officer from 2000 to 2002 of iNNERHOST, Inc., a Web hosting service’s company, as President and Chief Executive Officer from 1999 to 2000 of TeleDirect International Inc., a company that provide customer interaction systems, and as the President and Chief Executive Officer from 1997 to 1998 of Price Communications Wireless. Mr. Wisehart also serves on the Board of Directors of EarthLink, Inc. and Centri Technology, Inc. Mr. Wisehart received a B.S. degree in Business from the University of Missouri-St. Louis. Mr. Wisehart brings extensive financial and accounting expertise to the board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE TO THE BOARD OF DIRECTORS.

CORPORATE GOVERNANCE

Board Independence

The Board of Directors determined that, other than Messrs. Horowitz and Keister, each of the members of the board is an independent director in accordance with NASDAQ listing standards.

Committees and Meeting Attendance

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each of these committees operates under a written charter adopted by the board. Copies of these charters are available on our website at www.marchex.com. The Board of Directors held four meetings and took action by written consent on nine occasions during the fiscal year ended December 31, 2012. Each of the standing committees of the board held the number of meetings indicated below. During the last fiscal year, each of our directors attended at least 75% of the total number of meetings of the board and all of the committees of the board on which such director served held during that period. Directors are encouraged to attend our annual meetings of stockholders. All of our directors attended last year’s annual meeting.

The following table sets forth the three standing committees of the board, the members of each committee, the number of meetings held by each committee and committee action taken by written consent during the 2012 fiscal period:

Name of Director	Audit	Compensation	Nominating and Governance
Dennis Cline	Member	Member	Member
Anne Devereux	Member	Chair	Member
Nicolas Hanauer			Chair
M. Wayne Wisehart	Chair	Member
Number of Meetings	9	4	4
Action by Written Consent	3	5	0

Audit Committee

The Audit Committee is currently comprised of Messrs. Cline and Wisehart (Chair) and Ms. Devereux. Each of the members of the Audit Committee is independent for purposes of the NASDAQ listing standards as they apply to Audit Committee members. Messrs. Cline and Wisehart are Audit Committee financial experts, as defined in the rules of the Securities and Exchange Commission. The Audit Committee operates under a charter that is available on our website at www.marchex.com. The functions of the Audit Committee include reviewing, with the Company’s independent registered public accounting firm, the scope and timing of the independent registered public accounting firm’s services, the independent registered public accounting firm’s report on the Company’s consolidated financial statements and internal control over financial reporting following completion of the Company’s audits, and the Company’s internal accounting and financial control policies and procedures, and making annual recommendations to the Board of Directors for the appointment of independent registered public accounting firm for the ensuing year. The Audit Committee held nine meetings and took action by written consent on three occasions meetings during the fiscal year ended December 31, 2012. Additional information regarding the Audit Committee is set forth in the Report of the Audit Committee immediately following Proposal Two.

Compensation Committee

The Compensation Committee is currently comprised of Messrs. Cline and Wisehart and Ms. Devereux (Chair). Each of the members of the Compensation Committee is independent for purposes of the NASDAQ listing standards. The Compensation Committee operates under a charter that is available on our website at www.marchex.com. The Compensation Committee held four meetings and took action by written consent on five occasions during the fiscal year ended December 31, 2012.

The purpose of the Compensation Committee is to assist the Board of Directors in carrying out its responsibilities with respect to: (i) overseeing the Company’s compensation policies and practices; (ii) reviewing and approving annual compensation and compensation procedures for the Company’s executive officers; and (iii) overseeing and recommending director compensation to the Board of Directors. More specifically, the Compensation Committee’s responsibilities include: overseeing the Company’s general compensation structure, policies and programs, and assessing whether the Company’s compensation structure establishes appropriate incentives for management and employees; making recommendations to the Board of Directors with respect to, and administering, the Company’s incentive compensation and equity-based compensation plans, including the Company’s stock option plan and employee stock purchase plan; reviewing and approving compensation procedures for the Company’s executive officers; recommending to the independent directors for approval the compensation of the Chief Executive Officer based on relevant corporate goals and objectives and the Board of Directors’ performance evaluation of the Chief Executive Officer; and reviewing and recommending to the Board of Directors for approval the compensation of executive officers other than the Chief Executive Officer; reviewing and recommending to the Board of Directors employment, retention, restricted stock and severance agreements for executive officers, including change of control provisions, plans or agreements; reviewing the compensation of directors for service on the Board of Directors and its committees. Regarding most compensation matters, including executive and director compensation, the Company’s management provides recommendations to the Compensation Committee. The Compensation Committee has delegated its authority to grant equity and other awards under the Company’s stock incentive plan to eligible employees who are not executive officers to the Stock Option Grant Subcommittee within certain pre-approved limits. The Stock Option Grant Subcommittee consists of Messrs. Horowitz, Keister and Arends, and such committee regularly reports any grants made to the Compensation Committee.

Nominating and Governance Committee

The Nominating and Governance Committee is currently comprised of Messrs. Cline and Hanauer (Chair) and Ms. Devereux. Each of the members of the Nominating and Governance Committee is independent for purposes of the NASDAQ listing standards. The Nominating and Governance Committee operates under a charter that is available on our website at www.marchex.com. The Nominating and Governance Committee identifies individuals qualified to become board members, recommends to the board those persons to be nominated for election to our board at the annual meeting of stockholders, develops and recommends to the board a set of corporate governance principles applicable to the Company and oversees the annual evaluation of the board. The Nominating and Governance Committee held four meetings during the fiscal year ended December 31, 2012.

Nomination of Directors

The Nominating and Governance Committee may use third party executive search firms to help identify prospective director nominees. The Nominating and Governance Committee has not established specific minimum age, education, experience, or skill requirements for potential members, but, in general, expects that qualified candidates will have high-level managerial experience in a relatively complex organization or be accustomed to dealing with complex problems, and will be able to represent the interests of the stockholders as a whole rather than special interest groups or constituencies. The Nominating and Governance Committee considers each candidate’s character, integrity, judgment, skills, background, experience of particular relevance to the Company, ability to work well with others and time available to devote to board activities, among other factors. The Nominating and Governance Committee also considers the interplay of a candidate’s background and expertise with that of other board members, and the extent to which a candidate may be a desirable addition to any committee of the board. The Nominating and Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

The Nominating and Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Nominating and Governance Committee does not assign specific weights to particular criteria. Rather, the Board of Directors believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities. The Nominating and Governance Committee believes that it is essential that the board members represent diverse viewpoints. The Nominating and Governance Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

Our evaluations of potential directors include, among other things, an assessment of a candidate’s background and credentials, personal interviews, and discussions with appropriate references. Once we have selected appropriate candidates, we present them to the full board for election if a vacancy occurs or is created by an increase in the size of the board during the course of the year, or for nomination if the director is to be first elected by stockholders.

Marchex stockholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting their names and appropriate supporting background and biographical information to: Marchex, Inc., 520 Pike Street, Suite 2000, Seattle, Washington 98101, Attention: General Counsel. The recommendation must include any relevant information, including the candidate’s name, home and business contact information, detailed biographical data and qualifications, and information regarding any relationships between the candidate and the Company within the last three years. Acceptance of a recommendation does not mean that the committee will ultimately nominate the recommended candidate.

Code of Conduct and Code of Ethics

The Company has adopted a code of conduct applicable to each of the Company’s officers, directors and employees, and a code of ethics applicable to the Company’s Chief Executive Officer, Chief Financial Officer and the Company’s senior financial officers, as contemplated by Section 406 of the Sarbanes-Oxley Act of 2002 and both codes are available on our website at www.marchex.com.

Corporate Governance Guidelines

The Board of Directors has adopted corporate governance guidelines to ensure effective corporate governance which are available on our website at www.marchex.com.

Board Leadership Structure

The Board of Directors does not have a specific policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the board. The Board of Directors is responsible for the control and direction of the Company. The Board of Directors represents the Company’s stockholders and its primary purpose is to build long-term stockholder value. The Chair of the Board is selected by the Board and currently is the Chief Executive Officer of the Company, Russell C. Horowitz. The Board of Directors believes that this leadership structure is appropriate for the Company given Mr. Horowitz’s role in founding the Company and his significant ownership stake. The Board of Directors believes that this leadership structure improves the board’s ability to focus on key policy and operational issues and helps the Company operate in the long-term interests of its stockholders. In addition, the independent directors on the board have appointed a Vice Chairman from the Board’s independent directors, currently Mr. Hanauer. The Vice Chairman presides over the executive sessions of the independent directors, chairs board meetings in the Chair’s absence, and provides direction on agendas, schedules and materials for board meetings that will be helpful to the independent directors.

Our unified Chairman and Chief Executive Officer position is augmented by our Vice Chairman and is balanced by the independence of the majority of our directors, and our three fully independent board committees which provide appropriate oversight in the areas described above. At executive sessions of independent directors, these directors speak candidly on any matters of interest, without the Chief Executive Officer or other managers present. We believe this structure provides consistent and effective oversight of our management and the Company.

Vice Chairman of the Board of Directors

As Vice Chairman of our Board of Directors, Mr. Hanauer’s responsibilities include:

•	Coordinating and moderating executive sessions of the Board of Directors’ independent directors.

•

Advising the Chairman of the Board of Directors as to the quality, quantity and timeliness of the flow of information from management that is necessary for the independent directors to effectively and responsibly perform their duties.

•	Acting as the principal liaison between the independent directors and the Chairman of the Board of Directors on sensitive issues.

•	Performing such other duties as the Board of Directors may from time to time delegate to the Vice Chairman to assist the Board of Directors in the fulfillment of its responsibilities.

Board’s Role in Risk Management

The Board of Directors as a whole and also at the committee level, is responsible for oversight of our risk assessment and management process. Management is responsible for the Company’s day-to-day risk management activities. The Audit Committee periodically reviews risks and exposures associated with financial matters and financial reporting, the Compensation Committee oversees risks relating to compensation programs and policies, and the Nominating and Governance Committee oversees risks associated with Board and corporate governance matters. Furthermore, the Board of Directors periodically reviews risk management matters, including as part of its ongoing corporate strategy review, and is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.

Board Effectiveness

The Board of Directors performs an annual self-assessment to evaluate its effectiveness in fulfilling its obligations.

Executive Session

The corporate governance guidelines provide that the Company’s independent directors shall meet regularly (not less than two times per year) in executive session at which only the Company’s independent directors shall be present. The independent directors met in executive session three times during the fiscal year ended December 31, 2012.

Compensation Committee Interlocks and Insider Participation

None of Messrs. Cline and Wisehart and Ms. Devereux, the members of the Compensation Committee during 2012, are or have been an officer or employee of the Company. No member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. During fiscal year 2012, none of the Company’s executive officers served on the Compensation Committee (or its equivalent) or Board of Directors of another entity any of whose executive officers served on the Company’s Compensation Committee or Board of Directors.

Communications with Directors

The Board of Directors provides a process for Marchex stockholders to send communications to the Board of Directors. Any stockholder who desires to contact the Board of Directors may do so by writing to: Marchex, Inc., 520 Pike Street, Suite 2000, Seattle, Washington 98101, Attention: Ethan Caldwell, Secretary. Communications received by mail will be screened by the Secretary for appropriateness before either forwarding to or notifying the members of the Board of Directors of receipt of a communication.

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

(Item 2 on Proxy Card)

The Board of Directors has reappointed the firm of KPMG LLP (“KPMG”), an independent registered public accounting firm, as independent auditor of Marchex for the current fiscal year. Stockholder ratification of the selection of KPMG as Marchex’s independent auditor is not required by Marchex’s bylaws, Delaware corporate law or otherwise. Notwithstanding the foregoing, the Board of Directors has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of KPMG as our independent auditor, the Board of Directors will consider whether to retain that firm for the year ending December 31, 2013 and will consider the appointment of another independent registered public accounting firm. KPMG was the auditor for the year ended December 31, 2012. Representatives of KPMG are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders present at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ” RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

In addition to audit services, KPMG also provided certain non-audit services to Marchex in 2012. The terms of Marchex’s engagement with KPMG provide for alternative dispute resolution procedures, exclude the award of punitive damages and contain certain other limitations.

Accounting Fees and Services

During fiscal years 2011 and 2012, we retained KPMG to provide professional services in the following categories and amounts:

Fee Category	2011	2012
Audit Fees	$806,000	$830,000
Audit-Related Fees	468,000	295,000
Tax Fees	134,000	121,000
All Other Fees	None	None

Total Fees	$1,408,000	$1,246,000

“Audit-related fees” include audit fees in connection with the Jingle Networks, Inc. (“Jingle”) acquisition in 2011 and the proposed separation of the Company into two distinct publicly traded entities in 2012, which is expected to be completed in 2013. For more information on the proposed separation, please refer to Note 1 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2012, filed on March 12, 2013.

“Tax fees” consist of fees for professional services for tax return preparation and consultation on matters related to acquisitions, state tax considerations and tax credits.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG and has concluded that it is.

The Audit Committee pre-approved 100% of the 2011 and the 2012 KPMG services and fees above pursuant to the pre-approval policy described below.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Accountants

The policy of the Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the independent auditor during the fiscal year. The Audit Committee pre-approves services by authorizing specific projects within the categories outlined above, subject to the budget for each category. The Audit Committee’s charter delegates to its chairman the authority to address any requests for pre-approval of services between Audit Committee meetings, and the chairman must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The following “Report of the Audit Committee” and related disclosure shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933 (the “Securities Act”) or under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of Messrs. Cline and Wisehart (Chair) and Ms. Devereux. The role of the Audit Committee is to assist the Board of Directors in its oversight of Marchex’s financial reporting process. The Audit Committee performs the duties set forth in its current charter which is available on the Company’s website at www.marchex.com.

As noted in the Audit Committee’s charter, Marchex’s management is responsible for preparing the Company’s financial statements. The Company’s independent registered public accounting firm is responsible for auditing the financial statements and internal control over financial reporting. The activities of the Audit Committee are in no way designed to supercede or alter those traditional responsibilities. The Audit Committee’s role does not provide any special assurances with regard to Marchex’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent registered public accounting firm.

Each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the Securities and Exchange Commission (“SEC”) for Audit Committee membership and is an “independent director” within the meaning of the NASDAQ listing standards. In addition, the Board of Directors has determined that each of Messrs. Cline and Wisehart qualifies as an Audit Committee financial expert, as defined by SEC rules.

The Audit Committee has reviewed and discussed with Marchex’s independent registered public accounting firm, KPMG, matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. We have received from KPMG a formal written statement consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence. We have discussed with KPMG matters relating to its independence, including a review of both audit and non-audit fees, and considered the compatibility of non-audit services with the auditor’s independence.

The Audit Committee has reviewed and discussed with management and KPMG the audited financial statements for the fiscal year ended December 31, 2012. The Audit Committee met with KPMG, with and without management present, to discuss results of its audits, its evaluation of Marchex’s internal control over financial reporting, and the overall quality of Marchex’s financial reporting.

Based on the reports, discussions and reviews referred to above, in reliance on management and the independent registered public accounting firm and subject to the limitations on our role and responsibilities in our charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

Following a review of the independent registered public accounting firm’s performance and qualifications, including consideration of management’s recommendation, the Audit Committee approved the reappointment of KPMG as Marchex’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Respectfully submitted,

THE AUDIT COMMITTEE

Dennis Cline

Anne Devereux

M. Wayne Wisehart, Chair

ADDITIONAL INFORMATION RELATING TO OUR DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers

Our executive officers, and their respective ages, as of March 19, 2013, are as follows:

Name	Age	Position(s)
Russell C. Horowitz	46	Chairman of the Board of Directors, Chief Executive Officer and Treasurer
Michael Arends	42	Chief Financial Officer
Ethan Caldwell	44	Chief Administrative Officer, General Counsel and Secretary
Peter Christothoulou	41	President
John Keister	46	Executive Vice Chairman of the Board of Directors

Biographical information for our executive officers who also serve as directors is set forth above (See “Proposal One — Election of Directors”). Biographical information for all other executive officers is set forth below.

Michael Arends. Mr. Arends has served as our Chief Financial Officer since May 2003. Prior to joining Marchex, Mr. Arends held various positions at KPMG since 1995, most recently as a Partner in KPMG’s Pacific Northwest Information, Communications and Entertainment assurance practice. Mr. Arends is a Certified Public Accountant and a Chartered Accountant and received a Bachelor of Commerce degree from the University of Alberta.

Ethan Caldwell. Mr. Caldwell is a founder of our Company and has served as our Chief Administrative Officer, General Counsel and Secretary since our inception in January 2003. Mr. Caldwell was previously Senior Vice President, General Counsel and Corporate Secretary of Go2Net, from November 1996, until its merger with InfoSpace through December 2000. Mr. Caldwell received his J.D. from the University of Maryland and his B.A. in Political Science from Occidental College.

Peter Christothoulou. Mr. Christothoulou is a founder of our Company and has served as our President since December 2011. Prior to serving as our President, Mr. Christothoulou served as our Chief Operating Officer from March 2009 until December 2011 and as our Chief Strategy Officer from our inception in January 2003 through March 2009. Mr. Christothoulou was previously the Senior Vice President of Strategic Initiatives for Go2Net, focused on strategic acquisitions and investments, from January 2000 until its merger with InfoSpace in October 2000, at which time he served as the Senior Vice President of Corporate Strategy and Development of the combined company through the merger integration process until January 2001. Prior to Go2Net, Mr. Christothoulou was a Vice President in the Investment Banking Group of U.S. Bancorp Piper Jaffray, focused primarily on merger and acquisition advisory services for technology companies, and was with the investment banking firm from 1996 until January 2000.

Compensation Discussion and Analysis

The Role of Stockholder Say-on-Pay Votes

In May 2011, we held a stockholder advisory vote to approve the compensation of our named executive officers (the “say-on-pay proposal”). Our stockholders overwhelmingly approved the compensation of our named executive officers, with approximately 99.60% of stockholder votes cast in favor of the say-on-pay proposal. The Compensation Committee believes this affirms the stockholders’ support of our approach to executive compensation, and did not change its approach in 2012. The Compensation Committee will continue to consider the outcome of our say-on-pay votes when making future compensation decisions for the named executive officers. In addition, when determining how often to hold future say-on-pay proposals to approve the compensation of our named executive officers, the Board took into account the strong preference for a triennial vote expressed by our stockholders at our 2011 Annual Meeting. Accordingly, the Board determined that we will hold a say-on-pay proposal to approve the compensation of our named executive officers every three years with the next say-on-pay vote to be held in connection with the 2014 Annual Meeting.

Overview

Our “named executive officers”, or “NEOs”, are:

•	Russell C. Horowitz, our chairman and chief executive officer;

•	Michael Arends, our chief financial officer;

•	Ethan Caldwell, our chief administrative officer, general counsel and secretary;

•	Peter Christothoulou, our president; and

•	John Keister, our executive vice chairman of the Board of Directors.

You can find detailed information regarding the compensation we paid to our NEOs in the tables that begin on page 22. Our executive compensation programs are intended to serve two related goals:

•

Long-Term Retention of our Strong Management Team. We believe that our continued success depends on our ability to retain our experienced, complementary and dedicated management team. Although we always consider the ultimate interest of our stockholders in setting NEO compensation, we also must acknowledge that our executives face many career options and we therefore must provide strong incentives for them to continue to participate in our growth.

•

Long-Term Growth in Stockholder Value. We believe that management compensation packages should reflect as much as possible the risk and opportunity experienced by our stockholders. As a result, we strongly emphasize performance-based compensation arrangements which reward NEOs for contributions to our long-term growth and overall corporate success.

We believe that this long-term focus will appropriately reward our management team for performance that will most benefit our Company and stockholders. We think that a focus on shorter-term results could inappropriately over- or under-compensate our executives due to short-term fluctuations that do not as accurately reflect our corporate growth and the corresponding benefit to our stockholders.

Our “long-term” emphasis results in NEO compensation packages that are weighted significantly towards long-term equity grants, with a relatively low proportion of NEO compensation derived from cash salaries. Cash bonuses to our NEOs are paid only under our annual incentive plan, which ties such bonus payments directly to our annual corporate performance.

The Compensation Committee is responsible for setting the compensation and benefits for Mr. Horowitz and our other executive officers, to determine distributions and grants of awards under our various stock and other incentive plans and to assume responsibility for all matters related to the foregoing. Meetings of the Compensation Committee are called by the chair of the committee and the chair sets the agenda for each committee meeting. In performing its responsibilities, the Compensation Committee typically invites, for all or a portion of each meeting, Mr. Horowitz and other members of management to its meetings. Mr. Horowitz meets with the Compensation Committee on an ongoing basis to discuss the objectives and performance of Marchex’s NEOs. For compensation decisions relating to our executive officers, the Compensation Committee considers recommendations from Mr. Horowitz, Mr. Arends, Mr. Caldwell and our Vice President of People Services, who utilize various industry compensation surveys as part of our company wide annual compensation review process. After receipt and discussion of such recommendations with Mr. Horowitz, the Compensation Committee meets without Mr. Horowitz to ultimately determine the compensation packages for each of our executive officers. Mr. Horowitz does not participate in deliberations regarding his own compensation.

NEO Compensation for 2012

Our Compensation Committee in reviewing our executive compensation packages assesses salary, salary history, the number and value of shares owned by our executives, prior equity grants and vesting and exercise history. The Compensation Committee also considers data regarding compensation paid at public media, internet and technology-based companies of comparable size to our Company and which could compete for the services of our NEOs. Although the compensation practices of our competitors instruct our review, we use that data only to gain perspective and do not “benchmark” our compensation to any particular level. The Compensation Committee consults with outside counsel in its review but does not engage a compensation consultant.

Base Salary

The 2012 salaries shown in the Summary Compensation Table on pages 22-23 were set by our Compensation Committee based on the compensation review discussed above, as well as a consideration of each NEO’s total compensation package including prior equity grants, exercise history, and existing stock ownership. Base salaries are a necessary part of our compensation program and provide executives with a fixed portion of pay that is not performance-based. Our goal is to provide competitive base pay levels. Historically, the Compensation Committee considered our desire to maintain cash remuneration as a relatively small portion of overall compensation. In addition, the Compensation Committee considered each NEO’s skills, experience, level of responsibility, performance and contribution to our Company. The Compensation Committee also took into account in conjunction with the NEO’s specific areas of responsibilities and objectives, each NEO’s contribution to the Company’s overall success as a member of the management team. The Compensation Committee considers the relative compensation levels among all the members of the management team to ensure the Company’s executive compensation programs are internally consistent and equitable. All salaries are reviewed at least annually and subject to future adjustment by the Compensation Committee.

Equity Compensation

All of our employees and directors are eligible to receive options, shares of restricted stock, and/or restricted stock units under our Amended and Restated 2003 Stock Incentive Plan (the “2003 Stock Plan”) and our 2012 Stock Incentive Plan (the “2012 Stock Plan”). No awards will be made under the 2003 Stock Plan after December 31, 2012.

During 2012, the Compensation Committee granted our NEOs other than Mr. Keister, stock options for our Class B common stock and shares of restricted stock under the 2003 Stock Plan both with time-based vesting, based on the compensation review discussed above. The Compensation Committee also granted our NEOs other than Mr. Keister, stock options and shares of restricted stock for our Class B common stock during 2012 under the 2003 Stock Plan which vest based upon satisfaction of certain market and service conditions to further align NEO compensation with the performance of our Company’s stock price. The Compensation Committee determined the size of each NEO’s equity grants based on a consideration of his existing stock ownership and outstanding equity grants awarded in prior years. Given their vesting schedules, we believe that these equity grants will help further motivate our management team to continue to focus on the long-term success of our business enterprise. You can find more information regarding these grants, including their vesting schedules, by referring to our Grant of Plan-Based Awards Table on page 24 and Outstanding Equity Awards at 2012 Fiscal Year-End Table on pages 25-27. Such equity awards are subject to vesting in full following a change of control of the Company in certain circumstances. For more information on this acceleration provision, please refer to pages 28-33.

In May 2012, in connection with Mr. Keister’s reappointment as Executive Vice Chairman of the Board of Directors, the Company’s Compensation Committee granted him stock options and shares of restricted stock under the 2003 Stock Plan taking into account Mr. Keister’s contributions to the Company both as an executive officer and director. You can find more information regarding these grants, including their vesting schedules, by referring to our Grant of Plan-Based Awards Table on page 24 and Outstanding Equity Awards at 2012 Fiscal Year-End Table on pages 25-27. Such equity awards are subject to vesting in full following a change of control of the Company in certain circumstances. For more information on this acceleration provision, please refer to pages 28-33.

The Compensation Committee does not automatically grant equity to NEOs every year; it analyzes existing NEO equity holdings and prior equity awards, and uses that data to determine whether additional grants are appropriate and necessary to recalibrate the cash-equity balance of NEO compensation packages.

Most equity awards for employees are tied to their annual performance reviews and are generally granted following the release of our third or fourth quarter financial results. We may occasionally make employee grants outside of that review process; such awards typically are granted as of the date the grant is approved. All new-hire awards have a grant date set to correspond to the date of hire. All options have an exercise price set at the closing market price of our Class B common stock on the grant date.

Annual Incentive Plan

The Compensation Committee originally adopted our annual incentive plan in 2006 and as amended to date (the “Incentive Plan”) to motivate and reward key employees for enabling our Company to achieve specified corporate objectives together, to increase the competitiveness of our management compensation packages without increasing our fixed costs, and to align management compensation with key measures of our financial performance.

The Compensation Committee in its discretion determines the maximum amount available for award, in the aggregate, to all plan participants in light of the number of participants and the Company’s resources. The Compensation Committee also determines the participants in the pool. Eligibility determinations are based upon the Compensation Committee’s assessment of the importance of a participant’s role, together with such participant’s overall cash and equity compensation level. Finally, the Compensation Committee determines the measures of performance on which bonus awards are based, using any of the following as it determines in its sole discretion:

•	revenues;

•	pre-tax income;

•	adjusted operating income before amortization;

•	operating income before amortization;

•	operating income;

•	net earnings;

•	net income;

•	cash flow or funds from operations;

•	adjusted earnings per share;

•	earnings per share;

•	appreciation in the fair market value of our stock;

•	cost reduction or savings;

•	implementation of critical processes or projects; or

•	adjusted earnings before interest, taxes, depreciation and amortization, or adjusted earnings before any of them.

The Compensation Committee determined that for the 2012 fiscal period, a maximum of up to $1,616,000 would be available for award, in the aggregate, to all plan participants. The participants for the 2012 fiscal period were Mr. Horowitz, Mr. Arends, Mr. Caldwell and Mr. Christothoulou, and the target bonuses were 100% of base salary and were based on achieving specified revenue and adjusted OIBA (operating income before amortization) targets for the 2012 fiscal period as follows:

If Revenue or Adjusted OIBA achievement is:	Bonus Payout % of base salary
<90%	0%
90 – 94.9%	35%
95 – 99.9%	60%
100 – 104.9%	100%
105 – 109.9%	135%
>110%	160%

Bonuses for 2012 were based one third on attaining the revenue target and two thirds on attaining the adjusted OIBA target.

The Compensation Committee elected to use these revenue and adjusted OIBA targets because it believes that such targets most accurately reflect our growth and improvements in our corporate performance without the impact of certain non-cash and non- recurring expenses which the Company does not regard as ongoing costs of doing business. The Compensation Committee set a range of specific revenue and OIBA targets based on a review of our actual revenue and OIBA for the fiscal year ended December 31, 2011 and our budgeted revenue and OIBA for the 2012 fiscal year. At the low end of the range, the targets were intended to be difficult but realistic given our expectations regarding corporate performance. The high end of the range, intended to reflect “optimum” Company performance, were set significantly higher than our projected financial results and were considered “stretch” goals.

The Compensation Committee also has absolute discretion to award no bonuses at all even if the highest target is achieved. It is our intention that any such bonus payments would still constitute a relatively small percentage of our NEO compensation so that the bulk of their compensation package will remain dependent on our long-term growth. For 2012, the Compensation Committee did not award any bonuses under the Incentive Plan.

Acceleration of Vest Date of Long-Term Restricted Stock Awards

The Compensation Committee determined effective on December 20, 2012 to accelerate the vest date of those certain long-term restricted stock awards granted to each of Russell C. Horowitz, Michael Arends, Ethan Caldwell, Peter Christothoulou and John Keister, with an original grant date of January 1, 2007 by one day to December 31, 2012 from January 1, 2013, in light of potential tax law changes for 2013.

Retention Agreements

We have entered into retention agreements with each of Messrs Arends, Caldwell and Christothoulou. In addition, the majority of our outstanding equity grants held by our executive officers will vest in full immediately upon any change of control. These arrangements are described on pages 31-33.

We believe it is appropriate to have these arrangements in place to promote our goal of the long-term retention of our management team. The Compensation Committee took into account the retention practices of our competitors in establishing the terms of such retention agreements.

Risk Assessment of Compensation Policies and Practices

We believe our compensation policies and practices do not motivate imprudent risk taking. In this regard, we note the following: (i) our annual incentive compensation is based on balanced performance metrics that promote disciplined progress towards longer-term Company goals; (ii) we do not offer short-term incentives that might drive high-risk investments at the expense of long-term Company value; and (iii) our compensation programs are weighted towards offering long-term incentives that reward sustainable performance, especially when considering our executive share ownership. Accordingly, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

The following “Compensation Committee Report” and related disclosure shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT

We, the Compensation Committee of the Board of Directors of Marchex, Inc., have reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in Marchex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Respectfully submitted,

THE COMPENSATION COMMITTEE

Dennis Cline

Anne Devereux, Chair

M. Wayne Wisehart

Summary Compensation Table(1)(2)

The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2010, 2011 and 2012, as applicable, by our NEOs, who are our chief executive officer, our chief financial officer, our three other most highly compensated executive officers:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(3)	Option Awards ($)(4)	Total ($)
Russell C. Horowitz	2012	245,000	493,118	266,418	1,004,536
Chairman and Chief Executive Officer	2011	220,000	601,700	338,426	1,160,126
	2010	122,500	1,560,870	930,775	2,614,145

Michael Arends	2012	275,000	377,670	165,686	818,356
Chief Financial Officer	2011	265,000	495,320	289,248	1,049,568
	2010	255,000	1,111,180	675,350	2,041,530

Ethan Caldwell Chief Administrative Officer, General Counsel and Secretary	2012	245,000	356,682	156,456	758,138
	2011	220,000	404,840	208,766	833,606
	2010	172,500	703,000	409,545	1,285,045

Peter Christothoulou President	2012	245,000	451,149	197,950	894,099
	2011	220,000	1,092,220	651,058	1,963,278
	2010	172,500	1,257,910	791,295	2,221,705

John Keister Executive Vice Chairman	2012	115,000	66,000	53,400	234,400
	2011	115,000	113,250	140,100	368,350

1.

Includes only those columns relating to compensation awarded to, earned by or paid to the NEOs in 2010, 2011 and 2012 except with respect to Mr. Keister who was not an NEO in 2010. All other columns have been omitted.

2.	The total value of all perquisites and personal benefits of each NEO falls below the reportable amount for disclosure within this table.
3.

Includes both restricted stock and restricted stock units for 2010 and 2011. No restricted stock units were issued in 2012. These amounts do not reflect whether the NEO has actually realized or will realize a financial benefit from the awards (such as by vesting in a restricted stock or restricted stock unit award). Amounts represent the aggregate grant date fair value of restricted stock and restricted stock units awards each year computed in accordance with FASB ASC 718, excluding the effect of estimated forfeitures. The fair value of the shares underlying the restricted stock awards that vest based on time is measured based on the closing price of our Class B common stock on the date of grant. The fair value of the shares underlying the restricted stock awards and units that vest based on satisfaction of certain service and market conditions is estimated using the binomial lattice model. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of each stock award, refer to Note 6 to the consolidated financial statements contained in our 2012 Annual Report on Form 10-K filed on March 12, 2013.

The table below shows the aggregate number of shares and fair value underlying the restricted stock awards based upon satisfaction of certain service and market conditions granted in 2012.

	Number of shares	Aggregate Grant Date Fair Value ($)
Russell C. Horowitz	59,250	236,235
Michael Arends	45,500	181,425
Ethan Caldwell	43,000	171,462
Peter Christothoulou	54,250	216,316

4.

These amounts do not reflect whether the NEO has actually realized or will realize a financial benefit from the awards (such as by exercising stock options). Amounts represent the aggregate grant date fair value of option awards each year computed in accordance with FASB ASC 718, excluding the effect of estimated forfeitures. The fair value of the shares underlying the option awards that vest based on time is estimated using the Black-Scholes option pricing model. The fair value of the shares underlying the option awards that vest based on satisfaction of certain service and market conditions is estimated using the binomial lattice model. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of each stock award, refer to Note 6 to the consolidated financial statements contained in our 2012 Annual Report on Form 10-K filed on March 12, 2013.

The table below shows the aggregate number of shares and fair value underlying the option awards based upon satisfaction of certain service and market conditions issued in 2012.

	Number of shares	Aggregate Grant Date Fair Value ($)
Russell C. Horowitz	59,250	94,675
Michael Arends	45,500	72,681
Ethan Caldwell	43,000	68,676
Peter Christothoulou	54,250	86,657

Grants of Plan-Based Awards(1)

The following table sets forth certain information with respect to stock and option awards granted during the fiscal year ended December 31, 2012 to our NEOs:

			Equity Grants
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Russell C. Horowitz
Stock Options	12/20/2012	—	—	58,250	4.41	171,743
Stock Options(4)	12/20/2012	—	—	59,250	4.41	94,675
Restricted Stock	12/20/2012	—	58,250	—	—	256,883
Restricted Stock(4)	12/20/2012	—	59,250	—	—	236,235

Michael Arends
Stock Options	12/20/2012	—	—	44,500	4.41	93,005
Stock Options(4)	12/20/2012	—	—	45,500	4.41	72,681
Restricted Stock	12/20/2012	—	44,500	—	—	196,245
Restricted Stock(4)	12/20/2012	—	45,500	—	—	181,425

Ethan Caldwell
Stock Options	12/20/2012	—	—	42,000	4.41	87,780
Stock Options(4)	12/20/2012	—	—	43,000	4.41	68,676
Restricted Stock	12/20/2012	—	42,000	—	—	185,220
Restricted Stock(4)	12/20/2012	—	43,000	—	—	171,462

Peter Christothoulou
Stock Options	12/20/2012	—	—	53,250	4.41	111,293
Stock Options(4)	12/20/2012	—	—	54,250	4.41	86,657
Restricted Stock	12/20/2012	—	53,250	—	—	234,833
Restricted Stock(4)	12/20/2012	—	54,250	—	—	216,316

John Keister
Stock Options	5/8/2012	—	—	30,000	3.30	53,400
Restricted Stock	5/8/2012	—	20,000	—	—	66,000

1.	Includes only those columns related to plan based awards granted during 2012. All other columns have been omitted.
2.	For 2012, the Compensation Committee did not award any bonuses under the Incentive Plan.
3.

These amounts represent the aggregate grant date fair value in accordance with FASB ACS Topic 718, excluding the effect of estimated forfeitures. These amounts do not reflect whether the NEO has actually realized or will realize a financial benefit from the awards (such as by vesting in a restricted stock or restricted stock unit award or exercising a stock option). For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of each stock award, refer to Note 6 to the consolidated financial statements contained in our 2012 Annual Report on Form 10-K filed on March 12, 2013.

4.

The options become exercisable and the shares of restricted stock become vested, if at all, based upon satisfaction of certain service and market conditions. Such options and shares of restricted stock were issued in 3 separate tranches, tranche a, b, and c, representing approximately 32%, 33% and 35%, respectively of each award. Such options and restricted stock units shall vest on the later of (a) the 12 (tranche a), 24 (tranche b) or 30 (tranche c) month anniversary of the grant date and (b) the last day of the first 20 consecutive trading day period after the grant date during which the average closing price of the Company’s Class B common stock over such period is equal to or greater than $4.50 (tranche a), $5.25 (tranche b), or $6.00 (tranche c) with vesting in full upon a change of control.

Outstanding Equity Awards at 2012 Fiscal Year-End(1)

The following table sets forth certain information with respect to the value of all unexercised options and unvested stock awards previously awarded to our NEOs as of December 31, 2012. Certain option and stock awards provide for accelerated vesting in full upon a change of control. For more information on these acceleration provisions, please refer to pages 28-33.

			Option Awards					Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)(2)
Russell C. Horowitz
Stock Options	8/12/2009		150,000	—	—	4.63	8/12/2019	—	—	—	—
Stock Options	5/11/2010	(3)	29,687	17,813	—	4.89	5/11/2020	—	—	—	—
Stock Options	5/11/2010		135,000	—	—	4.89	5/11/2020	—	—	—	—
Restricted Stock	5/10/2010	(4)	—	—	—	—	—	47,500	195,225	—	—
Stock Options	12/20/2010	(3)	19,000	19,000	—	8.77	12/20/2020	—	—	—	—
Stock Options	12/20/2010	(5)	60,000	—	39,000	8.77	12/20/2020	—	—	—	—
Restricted Stock	12/20/2010	(4)	—	—	—	—	—	38,000	156,180	—	—
Restricted Stock Units	12/20/2010	(5)	—	—	—	—	—	—	—	13,000	53,430
Stock Options	12/20/2011	(3)	8,750	26,250	—	6.35	12/20/2021	—	—	—	—
Stock Options	12/20/2011	(6)	—	—	81,000	6.35	12/20/2021	—	—	—	—
Restricted Stock	12/20/2011	(4)	—	—	—	—	—	52,500	215,775	—	—
Restricted Stock Units	12/20/2011	(6)	—	—	—	—	—	—	—	27,000	110,970
Stock Options	12/20/2012	(3)	—	58,250	—	4.41	12/20/2022	—	—	—	—
Stock Options	12/20/2012	(8)	—	—	59,250	4.41	12/20/2022	—	—	—	—
Restricted Stock	12/20/2012	(4)	—	—	—	—	—	58,250	239,408	—	—
Restricted Stock	12/20/2012	(8)	—	—	—	—	—	—	—	59,250	243,518

Michael Arends
Stock Options	5/1/2003		234,500	—	—	3.00	5/1/2013	—	—	—	—
Stock Options	5/1/2003		100,000	—	—	6.50	5/1/2013	—	—	—	—
Stock Options	1/5/2006		100,000	—	—	22.76	1/5/2016	—	—	—	—
Stock Options	8/12/2009		150,000		—	4.63	8/12/2019	—	—	—	—
Stock Options	5/11/2010	(3)	21,875	13,125	—	4.89	5/11/2020	—	—	—	—
Stock Options	5/11/2010		99,000	—	—	4.89	5/11/2020	—	—	—	—
Restricted Stock	5/11/2010	(4)	—	—	—	—	—	35,000	143,850	—	—
Stock Options	12/20/2010	(3)	13,000	13,000	—	8.77	12/20/2020	—	—	—	—
Stock Options	12/20/2010	(5)	42,000	—	30,000	8.77	12/20/2020	—	—	—	—
Restricted Stock	12/20/2010	(4)	—	—	—	—	—	26,000	106,860	—	—
Restricted Stock Units	12/20/2010	(5)	—	—	—	—	—	—	—	10,000	41,100
Stock Options	12/20/2011	(3)	7,000	21,000	—	6.35	12/20/2021	—	—	—	—
Stock Options	12/20/2011	(6)	—	—	72,000	6.35	12/20/2021	—	—	—	—
Restricted Stock	12/20/2011	(4)	—	—	—	—	—	42,000	172,620	—	—
Restricted Stock Units	12/20/2011	(6)	—	—	—	—	—	—	—	24,000	98,640
Stock Options	12/20/2012	(3)	—	44,500	—	4.41	12/20/2022	—	—	—	—
Stock Options	12/20/2012	(8)	—	—	45,500	4.41	12/20/2022	—	—	—	—
Restricted Stock	12/20/2012	(4)	—	—	—	—	—	44,500	182,895	—	—
Restricted Stock	12/20/2012	(8)	—	—	—	—	—	—	—	45,500	187,005

			Option Awards					Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)(2)
Ethan Caldwell
Stock Options	8/12/2009		100,000	—	—	4.63	8/12/2019	—	—	—	—
Stock Options	5/11/2010	(3)	14,062	8,438	—	4.89	5/11/2020	—	—	—	—
Stock Options	5/11/2010		54,000	—	—	4.89	5/11/2020	—	—	—	—
Restricted Stock	5/11/2010	(4)	—	—	—	—	—	22,500	92,475	—	—
Stock Options	12/20/2010	(3)	8,500	8,500	—	8.77	12/20/2020	—	—	—	—
Stock Options	12/20/2010	(5)	27,000	—	18,000	8.77	12/20/2020	—	—	—	—
Restricted Stock	12/20/2010	(4)	—	—	—	—	—	17,000	69,870	—	—
Restricted Stock Units	12/20/2010	(5)	—	—	—	—	—	—	—	6,000	24,660
Stock Options	12/20/2011	(3)	6,250	18,750	—	6.35	12/20/2021	—	—	—	—
Stock Options	12/20/2011	(6)	—	—	45,000	6.35	12/20/2021	—	—	—	—
Restricted Stock	12/20/2011	(4)	—	—	—	—	—	37,500	154,125	—	—
Restricted Stock Units	12/20/2011	(6)	—	—	—	—	—	—	—	15,000	61,650
Stock Options	12/20/2012	(3)	—	42,000	—	4.41	12/20/2022	—	—	—	—
Stock Options	12/20/2012	(8)	—	—	43,000	4.41	12/20/2022	—	—	—	—
Restricted Stock	12/20/2012	(4)	—	—	—	—	—	42,000	172,620	—	—
Restricted Stock	12/20/2012	(8)	—	—	—	—	—	—	—	43,000	176,730

Peter Christothoulou
Restricted Stock	5/8/2009	(4)	—	—	—	—	—	81,250	333,938	—	—
Stock Options	8/12/2009		150,000	—	—	4.63	8/12/2019	—	—	—	—
Stock Options	5/11/2010	(3)	23,437	14,063	—	4.89	5/11/2020	—	—	—	—
Stock Options	5/11/2010		117,000	—	—	4.89	5/11/2020	—	—	—	—
Restricted Stock	5/11/2010	(4)	—	—	—	—	—	37,500	154,125	—	—
Stock Options	12/20/2010	(3)	14,500	14,500	—	8.77	12/20/2020	—	—	—	—
Stock Options	12/20/2010	(5)	54,000	—	36,000	8.77	12/20/2020	—	—	—	—
Restricted Stock	12/20/2010	(4)	—	—	—	—	—	29,000	119,190	—	—
Restricted Stock Units	12/20/2010	(5)	—	—	—	—	—	—	—	12,000	49,320
Stock Options	12/20/2011	(3)	31,250	93,750	—	6.35	12/20/2021	—	—	—	—
Stock Options	12/20/2011	(6)	—	—	72,000	6.35	12/20/2021	—	—	—	—
Restricted Stock	12/20/2011	(4)	—	—	—	—	—	112,500	462,375	—	—
Restricted Stock Units	12/20/2011	(6)	—	—	—	—	—	—	—	24,000	98,640
Stock Options	12/20/2012	(3)	—	53,250	—	4.41	12/20/2022	—	—	—	—
Stock Options	12/20/2012	(8)	—	—	54,250	4.41	12/20/2022	—	—	—	—
Restricted Stock	12/20/2012	(4)	—	—	—	—	—	53,250	218,858	—	—
Restricted Stock	12/20/2012	(8)	—	—	—	—	—	—	—	54,250	222,968

John Keister
Stock Options	8/12/2009		150,000	—	—	4.63	8/12/2019	—	—	—	—
Stock Options	5/11/2010	(3)	28,125	16,875	—	4.89	5/11/2020	—	—	—	—
Restricted Stock	5/11/2010	(4)	—	—	—	—	—	22,500	92,475	—	—
Stock Options	5/10/2011	(3)	11,250	18,750	—	8.02	5/10/2021	—	—	—	—
Stock Options	5/8/2012	(3)	—	30,000	—	3.30	5/8/2022	—	—	—	—
Restricted Stock	5/8/2012	(7)	—	—	—	—	—	20,000	82,200	—	—

1.	Includes only those columns for which there are outstanding equity awards at December 31, 2012. All other columns have been omitted.

2.

The market value of unvested stock awards is calculated by multiplying the number of unvested stock awards held by the applicable NEO by the closing price of our Class B common stock on December 31, 2012 of $4.11, as reported on the NASDAQ Global Select Market.

3.

The option vests at the rate of 25% on the first anniversary of the grant date and 1/12 of the remainder vests quarterly thereafter in equal increments and with vesting in full of all such option shares in the event of a change of control.

4.	The shares of restricted stock vest at the rate of 25% on each of the first, second, third, and fourth anniversaries, respectively, of the grant date with vesting in full upon a change of control.
5.

The options become exercisable and the restricted stock units entitle the holder the right to receive one share of our Class B common stock, if at all, based upon satisfaction of certain service and market conditions. Such options and restricted stock units were issued in 3 separate tranches, tranche a, b, and c, representing approximately 27%, 33% and 40%, respectively of each award. Such options and restricted stock units shall vest on the later of (a) the 12 (tranche a), 21 (tranche b) or 30 (tranche c) month anniversary of the grant date and (b) the last day of the first 20 consecutive trading day period after the grant date during which the average closing price of our Class B common stock over such period is equal to or greater than $9.00 (tranche a), $9.50 (tranche b), or $10.00 (tranche c) with vesting in full upon a change of control.

6.

The options become exercisable and the restricted stock units entitle the holder the right to receive one share of our Class B common stock, if at all, based upon satisfaction of certain service and market conditions. Such options and restricted stock units were issued in 3 separate tranches, tranche a, b and c, representing approximately 32%, 33% and 35%, respectively of each award. Such options and restricted stock units shall vest on the later of (a) the 12 (tranche a), 21 (tranche b) or 30 (tranche c) month anniversary of the grant date and (b) the last day of the first 20 consecutive trading day period after the grant date during which the average closing price of our Class B common stock over such period is equal to or greater than $8.00 (tranche a), $8.50 (tranche b) or $9.00 (tranche c) with vesting in full upon a change of control.

7.	The shares of restricted stock vests 100% one (1) year from the grant date assuming continued service on the Board for such period and accelerated vesting in full upon a change of control.
8.

The options become exercisable and the shares of restricted stock become vested, if at all, based upon satisfaction of certain service and market conditions. Such options and shares of restricted stock were issued in 3 separate tranches, tranche a, b and c, representing approximately 32%, 33% and 35%, respectively of each award. Such options and shares of restricted stock shall vest on the later of (a) the 12 (tranche a), 24 (tranche b) or 30 (tranche c) month anniversary of the grant date and (b) the last day of the first 20 consecutive trading day period after the grant date during which the average closing price of our Class B common stock over such period is equal to or greater than $4.50 (tranche a), $5.25 (tranche b) or $6.00 (tranche c) with vesting in full upon a change of control.

Option Exercises and Stock Vested During 2012

The following table sets forth certain information concerning option exercises by our NEOs and vesting of our common stock held by them during the fiscal year ended December 31, 2012:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Russell C. Horowitz	—	—	504,250	2,059,033
Michael Arends	—	—	227,500	925,055
Ethan Caldwell	—	—	201,250	821,623
Peter Christothoulou	—	—	341,000	1,331,353
John Keister	—	—	226,250	910,275

1.	The value realized on exercise is calculated as the difference between the actual sales price of the shares underlying the options exercised and the applicable exercise price of those options.

2.

Includes certain restricted stock awards with an original grant date of January 1, 2007 as the Compensation Committee accelerated the vest date of such awards by one day to December 31, 2012 from January 1, 2013.

3.	The value realized on vesting is calculated based on the closing sales price of the underlying stock on the NASDAQ Global Select Market on the vesting date.

Potential Payments upon Termination or Change of Control

Employment Contracts with NEOs

We have entered into an Executive Employment Agreement with Michael Arends, our Chief Financial Officer, effective as of May 1, 2003 which provides that in the event that either: (1) Russell C. Horowitz ceases to be a Marchex employee for any reason; or (2) a change of control occurs while Mr. Arends is employed by Marchex, all options or other equity awards held by Mr. Arends with respect to our Class B common stock shall become fully vested. For purposes of this provision, a change of control occurs if one person or entity acquires control of 50% or more of our common stock entitled to vote for directors, but does not occur as a result of an acquisition by Marchex or any corporation controlled by Marchex.

Mr. Arends is also entitled to receive the following termination benefits in the event of termination by the Company without cause, Mr. Arends’ death or disability, or Mr. Arends’ resignation for good reason following the expiration of the applicable cure period: (1) full vesting of stock options, and (2) if Mr. Arends ceases to be an employee within the first three years of his employment, he shall receive 25% of his then current annual salary and for each additional year after three full years of employment, he shall receive an additional amount equal to 1/12 of his then current annual salary up to a maximum amount equal to his then current annual salary.

Restricted Stock and Restricted Stock Units Agreements

On May 8, 2009, in consideration of his services as our chief operating officer, we granted Mr. Christothoulou a restricted stock award under our 2003 Stock Plan to purchase an aggregate of 325,000 shares of restricted stock with 25% of the total shares vesting on each of the first, second, third and fourth annual anniversaries, respectively, of the grant date assuming continued employment for such period, and with vesting in full of all such restricted shares in the event of a change of control. In the event that any portion of these restricted shares which Mr. Christothoulou is entitled to receive in connection with a change of control transaction constitute “parachute payments” under Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, then the Company will “gross-up” the payment to cover all applicable excise taxes on such parachute payments (including income and excise taxes on such gross-up payment).

On May 11, 2010 and December 20, 2010, we granted an aggregate of 560,000 shares of restricted stock and 237,000 restricted stock units under our 2003 Stock Plan to our then NEOs pursuant to a review by our Compensation Committee of equity incentives for NEOs. These awards are subject to certain conditions on vesting, but will vest in full upon the occurrence of both (a) a change of control, provided in the case of an equity award subject to vesting upon satisfaction of certain service and market conditions that the per share value of the Company’s Class B common stock in such change of control transaction is equal to or greater than the applicable stock price vesting target, (b) followed by (i) a termination without cause of the executive officer’s employment by the Company or any successor thereto, (ii) a diminution in duties (as defined in such award agreements) with respect to the executive officer, or (iii) the 12 month anniversary of the occurrence of the change of control. In the event that any portion of these awards which such NEOs are entitled to receive in connection with a change of control transaction constitute “parachute payments” under Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, then the Company will “gross-up” the payment to cover all applicable excise taxes on such parachute payments (including income and excise taxes on such gross-up payment).

On December 20, 2011, we granted an aggregate of 226,000 shares of restricted stock and 90,000 restricted stock units under our 2003 Stock Plan to certain of our then NEOs pursuant to a review by our Compensation Committee of equity incentives for NEOs. These awards are subject to certain conditions on vesting, but will vest in full upon the occurrence of both (a) a change of control, provided in the case of an equity award subject to vesting upon satisfaction of certain service and market conditions that the per share value of the Company’s Class B common stock in such change of control transaction is equal to or greater than the applicable stock price vesting target, (b) followed by (i) a termination without cause of the executive officer’s employment by the Company or any successor thereto, (ii) a diminution in duties (as defined in such award agreements) with respect to the executive officer, or (iii) the 12 month anniversary of the occurrence of the change of control. In the event that any portion of these awards which such NEOs are entitled to receive in connection with a change of control transaction constitute “parachute payments” under Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, then the Company will “gross-up” the payment to cover all applicable excise taxes on such parachute payments (including income and excise taxes on such gross-up payment).

On December 20, 2011, in consideration of his appointment to President of the Company, we granted Mr. Christothoulou a restricted stock award under our 2003 Stock Plan to purchase an aggregate of 100,000 shares of restricted stock with 25% of the total shares vesting on each of the first, second, third and fourth annual anniversaries, respectively, of the grant date assuming continued employment for such period, and with vesting in full upon the occurrence of both (a) a change of control, (b) followed by (i) a termination without cause of Mr. Christothoulou’s employment by the Company or any successor thereto, (ii) a diminution in duties (as defined in such award agreement) with respect to Mr. Christothoulou, or (iii) the 12 month anniversary of the occurrence of the change of control. In the event that any portion of these restricted shares which Mr. Christothoulou is entitled to receive in connection with a change of control transaction constitute “parachute payments” under Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, then the Company will “gross-up” the payment to cover all applicable excise taxes on such parachute payments (including income and excise taxes on such gross-up payment).

On December 20, 2012, we granted an aggregate of 400,000 shares of restricted stock under our 2003 Stock Plan to certain of our NEOs pursuant to a review by our Compensation Committee of equity incentives for NEOs. These awards are subject to certain conditions on vesting, but will vest in full upon the occurrence of both (a) a change of control, (b) followed by (i) a termination without cause of the executive officer’s employment by the Company or any successor thereto, (ii) a diminution in duties (as defined in such award agreements) with respect to the executive officer, or (iii) the 12 month anniversary of the occurrence of the change of control. In the event that any portion of these awards which such NEOs are entitled to receive in connection with a change of control transaction constitute “parachute payments” under Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, then the Company will “gross-up” the payment to cover all applicable excise taxes on such parachute payments (including income and excise taxes on such gross-up payment).

In May 2012, in connection with Mr. Keister’s reappointment as Executive Vice Chairman of the Board of Directors, the Company’s Compensation Committee approved grants to him of 20,000 shares of restricted stock which will vest in full on May 8, 2013 assuming continued service on the board during such period and with accelerated vesting in full upon a change of control.

Option Agreements

On May 11, 2010 and December 20, 2010, we granted an aggregate of 1,003,500 options under our 2003 Stock Plan to our then NEOs pursuant to a review by our Compensation Committee of equity incentives for NEOs. These options are subject to certain conditions on vesting, but will vest in full upon the occurrence of both (a) a change of control, provided in the case of an equity award subject to vesting upon satisfaction of certain service and market conditions that the per share value of the Company’s Class B common stock in such change of control transaction is equal to or greater than the applicable stock price vesting target, (b) followed by (i) a termination without cause of the executive officer’s employment by the Company or any successor thereto, (ii) a diminution in duties (as defined in such award agreements) with respect to the executive officer, or (iii) the 12 month anniversary of the occurrence of the change of control. In the event that any portion of these options which such NEOs are entitled to receive in connection with a change of control transaction constitute “parachute payments” under Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, then the Company will “gross-up” the payment to cover all applicable excise taxes on such parachute payments (including income and excise taxes on such gross-up payment).

On December 20, 2011, we granted an aggregate of 383,000 options under our 2003 Stock Plan to certain of our NEOs pursuant to a review by our Compensation Committee of equity incentives for NEOs. These options are subject to certain conditions on vesting, but will vest in full upon the occurrence of both (a) a change of control, provided in the case of an equity award subject to vesting upon satisfaction of certain service and market conditions that the per share value of the Company’s Class B common stock in such change of control transaction is equal to or greater than the applicable stock price vesting target, (b) followed by (i) a termination without cause of the executive officer’s employment by the Company or any successor thereto, (ii) a diminution in duties (as defined in such award agreements) with respect to the executive officer, or (iii) the 12 month anniversary of the occurrence of the change of control. In the event that any portion of these options which such NEOs are entitled to receive in connection with a change of control transaction constitute “parachute payments” under Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, then the Company will “gross-up” the payment to cover all applicable excise taxes on such parachute payments (including income and excise taxes on such gross-up payment).

On December 20, 2011, in consideration of his appointment to President of the Company, we granted Mr. Christothoulou 100,000 options under our 2003 Stock Plan with 25% vesting on December 20, 2012 and 1/12 of the remainder vesting quarterly thereafter in equal increments and with vesting in full upon the occurrence of both (a) a change of control, (b) followed by (i) a termination without cause of Mr. Christothoulou’s employment by the Company or any successor thereto, (ii) a diminution in duties (as defined in such award agreement) with respect to Mr. Christothoulou, or (iii) the 12 month anniversary of the occurrence of the change of control. In the event that any portion of these options which Mr. Christothoulou is entitled to receive in connection with a change of control transaction constitute “parachute payments” under Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, then the Company will “gross-up” the payment to cover all applicable excise taxes on such parachute payments (including income and excise taxes on such gross-up payment).

In May 2011, in connection with Mr. Keister’s reappointment as Executive Vice Chairman of the Board of Directors, the Company’s Compensation Committee granted Mr. Keister a stock option grant for 30,000 shares under our 2003 Stock Plan with twenty-five percent (25%) of the option shares vesting on May 10, 2012 and thereafter 1/12th of the remainder shall vest quarterly thereafter for the following three years assuming continued service as an employee of the Company and with accelerated vesting in full upon the occurrence of both (a) a change of control, (b) followed by (i) a termination without cause of Keister’s employment by the Company or any successor thereto, (ii) a diminution in duties (as defined in such option agreement) with respect to Keister, or (iii) the 12 month anniversary of the occurrence of the change of control.

On December 20, 2012, we granted an aggregate of 400,000 options under our 2003 Stock Plan to certain of our NEOs pursuant to a review by our Compensation Committee of equity incentives for NEOs. These options are subject to certain conditions on vesting, but will vest in full upon the occurrence of both (a) a change of control, (b) followed by (i) a termination without cause of the executive officer’s employment by the Company or any successor thereto, (ii) a diminution in duties (as defined in such award agreements) with respect to the executive officer, or (iii) the 12 month anniversary of the occurrence of the change of control. In the event that any portion of these options which such NEOs are entitled to receive in connection with a change of control transaction constitute “parachute payments” under Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, then the Company will “gross-up” the payment to cover all applicable excise taxes on such parachute payments (including income and excise taxes on such gross-up payment).

In May 2012, in connection with Mr. Keister’s reappointment as Executive Vice Chairman of the Board of Directors, the Company’s Compensation Committee granted Mr. Keister a stock option grant under our 2003 Stock Plan for 30,000 shares with twenty-five percent (25%) of the option shares vesting on May 8, 2013 and thereafter 1/12th of the remainder shall vest quarterly thereafter for the following three years assuming continued service as an employee of the Company and with accelerated vesting in full upon the occurrence of both (a) a change of control, (b) followed by (i) a termination without cause of Keister’s employment by the Company or any successor thereto, (ii) a diminution in duties (as defined in such option agreement) with respect to Keister, or (iii) the 12 month anniversary of the occurrence of the change of control.

Retention Agreements

On October 2, 2006, we entered into retention agreements with each of Messrs. Arends, Caldwell and Christothoulou, which provide that in the event of a change of control, each of Messrs. Arends, Caldwell and Christothoulou would be entitled to a lump sum payment equal to two times the amount calculated by adding (1) his annual salary at that time plus (2) the greater of (a) any bonus he earned with respect to the prior fiscal year, or (b) his pro rata portion of the aggregate bonus pool under our Incentive Plan for the current year assuming achievement under the Incentive Plan of the maximum performance targets for such year. With respect to Messrs. Arends, Caldwell and Christothoulou, if within twelve (12) months following a change of control: (1) the Company shall terminate his employment with the Company without cause, or (2) he shall voluntarily terminate such employment for good reason, the Company shall provide reimbursement of health care premiums for him and his dependents, for a period of eighteen (18) months from the date of his termination, to the extent that he is eligible for and elects continuation coverage under COBRA (provided that such reimbursement shall terminate upon commencement of new employment by an employer that offers health care coverage to its employees). In the event that any portion of these payments or benefits which such individuals are entitled to receive in connection with a change of control transaction constitute “parachute payments” under Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, then the Company will “gross-up” the payment to cover all applicable excise taxes on such parachute payments (including income and excise taxes on such gross-up payment).

The following table describes our estimated potential payments and the estimated value of any accelerated vesting of stock options, restricted stock or restricted stock units to our NEOs upon a change of control of Marchex and/or termination of employment, assuming such change of control or termination of employment occurred on December 31, 2012. The amounts contained in the table are based on each NEO’s period of employment and compensation as of December 31, 2012 and, where applicable, the closing price of Marchex common stock on December 31, 2012. The table presents estimates of incremental amounts that would become payable had a triggering event occurred on December 31, 2012 and does not include amounts that were earned and payable as of that date regardless of the occurrence of a triggering event. The actual amounts to be paid and the value of any accelerated vesting of stock options, restricted stock or restricted stock units can be determined only at the time of triggering event, and are dependent upon the facts and circumstances then applicable.

Potential Payments upon Termination or Change of Control

Name	Change in Control without Termination of Employment(1)($)	Change in Control with Termination of Employment without Cause or Resignation for Good Reason(2)($)	Termination of Employment without Cause, Resignation for Good Reason, Death or Disability(3)($)
Russell C. Horowitz
Salary and Bonus Payments	—	—	—
Severance Payments	—	—	—
Value of Accelerated Option Awards(4)	—	—	—
Value of Accelerated Restricted Stock Awards(5)	—	1,050,105	—
Health Benefits	—	—	—
Estimated 280G Gross-Up	—	—	—
Michael A. Arends
Salary and Bonus Payments(6)	1,430,000	1,430,000	—
Severance Payments	—	206,250	206,250
Value of Accelerated Option Awards(4)	—	—	—
Value of Accelerated Restricted Stock Awards(5)	932,970	932,970	—
Health Benefits(7)	—	27,432	—
Estimated 280G Gross-Up(8)	—	654,178	—
Ethan Caldwell
Salary and Bonus Payments(6)	1,274,000	1,274,000	—
Severance Payments	—	—	—
Value of Accelerated Option Awards(4)	—	—	—
Value of Accelerated Restricted Stock Awards(5)	—	665,820	—
Health Benefits(7)	—	27,432	—
Estimated 280G Gross-Up(8)	—	515,480	—
Peter Christothoulou
Salary and Bonus Payments(6)	1,274,000	1,274,000	—
Severance Payments	—	—	—
Value of Accelerated Option Awards(4)	—	—	—
Value of Accelerated Restricted Stock Awards(5)	333,938	1,511,453	—
Health Benefits(7)	—	27,432	—
Estimated 280G Gross-Up(8)	—	—	—
John Keister
Salary and Bonus Payments	—	—	—
Severance Payments	—	—	—
Value of Accelerated Option Awards(4)	—	24,300	—
Value of Accelerated Restricted Stock Awards(5)	82,200	174,675	—
Health Benefits	—	—	—
Estimated 280G Gross-Up(8)	—	—	—

(1)

The amounts stated in the column headed “Change of Control without Termination of Employment” reflect the payments and benefits provided on a “single trigger” basis, meaning that they are triggered by the occurrence of a change of control of Marchex and are not conditioned on the NEO’s subsequent termination of employment. These payments and benefits are provided by the retention agreements described above to which Mr. Arends, Mr. Caldwell and Mr. Christothoulou and are parties, by the terms of the stock option and restricted stock agreements to which all of the NEOs are parties, and, in the case of Mr. Arends, by the terms of his employment agreement.

(2)

The amounts stated in the column headed “Change of Control with Termination of Employment without Cause or Resignation for Good Reason” reflect both the payments and benefits provide on a “single trigger” basis contained in the first column and certain additional payments and benefits provided on a “double trigger” basis, meaning that they are triggered if, within 12 months following a change of control, the NEO’s employment is terminated without cause or the NEO resigns for good reason.

(3)

The amounts stated in the column headed “Termination of Employment without Cause, Resignation for Good Reason, Death or Disability” reflect the payments and benefit provided to Mr. Arends by his employment agreement described above upon his termination of employment in certain circumstances, whether or not in connection with a change of control of Marchex.

(4)

Represents the intrinsic value of unvested stock options held by each NEO on December 31, 2012, the vesting of which would be accelerated by the applicable triggering event, based upon the excess, if any, of the closing price of $4.11 per share of our common stock on the NASDAQ Global Market on December 31, 2012 over the exercise price of the option.

(5)

Represents the value of unvested restricted stock and restricted stock units held by each NEO on December 31, 2012, the vesting of which would be accelerated by the applicable triggering event, based upon the closing price of $4.11 per share of our common stock on the NASDAQ Global Market on December 31, 2012. Does not include the value of restricted stock with an original grant date of January 1, 2007 held by each NEO, the vesting of which was, by action of the Compensation Committee on December 20, 2012, accelerated by one day from January 1, 2013 to December 31, 2012 in light of potential tax law changes for 2013.

(6)

In accordance with the retention agreements described above, represents two times the sum of the NEO’s salary as in effect on December 31, 2012 plus the greater of the bonus earned for the prior fiscal year or the bonus that would be earned for the current fiscal year assuming achievement of the applicable performance target at the maximum credited level. For the year ended December 31, 2012, the bonus component included in the calculation of retention payments is equal to 160% of the NEO’s base salary.

(7)	In accordance with the retentions agreements described above, represents the estimated cost of health benefits for a period of eighteen months.
(8)

NEOs may be subject to a federal excise tax on certain compensation they receive in connection with a change of control of Marchex. The value determined in accordance with Section 280G of the Internal Revenue Code of payments and benefits in the nature of compensation provided to an NEO that are contingent upon a change of control or a closely related event, such as termination of employment, may be subject to a 20% excise tax to the extent of the excess of such value over the NEO’s average annual taxable compensation from Marchex for the five years preceding the year of the change of control (or such shorter period as the NEO was employed by Marchex) if the aggregate present value of such payments and benefits equals or exceeds an amount equal to three times such average annual taxable compensation. As described above, an NEO who incurs any such excise tax will be entitled to receive from Marchex a “gross-up payment” in an amount necessary to place him in the same after-tax position had no portion of such contingent payments been subject to excise tax. The amount of the gross-up payments in the table are based on a Section 4999 excise tax rate of 20%, the maximum federal marginal income tax rate in 2012 of 35% and a Medicare tax rate of 1.45%. All NEOs are assumed to be residents of the State of Washington, which does not impose a state income tax. For the purposes of this calculation, it is assumed that the amounts subject to Section 280G will not be discounted as attributable to reasonable compensation, that no value will be attributed to any non-competition agreement applicable to the NEO, and that equity awards granted during the one-year period before the change of control will not be treated as contingent upon the change of control. Further, for purposes of this calculation, it is assumed that outstanding options will not be assumed by the acquiring or successor corporation and will therefore have no expected life beyond the date of the change of control transaction, regardless of whether or not the change of control is accompanied by termination of employment.

Procedures for Review and Approval of Related Person Transactions

Our Audit Committee is responsible under its charter for reviewing and approving in advance any proposed related party transactions which would require disclosure under Item 404(a) of Regulation S-K and reporting to the Board of Directors on any approved transactions. The Audit Committee is responsible for ensuring that such relationships are on terms commensurate with those that would be extended to an unrelated third party.

Compensation of Directors

The Compensation Committee is responsible for periodically reviewing and recommending to the Board of Directors the compensation of our independent directors. Mr. Horowitz, our Chief Executive Officer, did not receive separate compensation for his board service. The following table summarizes compensation earned during 2012 by each of our directors, except Messrs. Horowitz and Keister, whose compensation is reflected in the Summary Compensation Table, who served on our Board of Directors during 2012:

2012 Director Compensation(1)

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2) (3)	Total ($)
Dennis Cline	6,000	115,138	121,138
Anne Devereux	6,000	120,800	126,800
Nicolas J. Hanauer	6,000	98,150	104,150
M. Wayne Wisehart	6,000	126,463	132,463

1.	Includes only those columns relating to compensation awarded to, earned by, or paid to non-employee directors for their services.
2.

The amounts in the stock awards column reflect the aggregate grant fair value of stock awards granted to directors in 2012 in accordance with FASB ASC Topic 718. These amounts do not reflect whether the director has actually realized or will realize a financial benefit from the awards (such as by vesting in a restricted stock).

3.	The aggregate number of equity awards outstanding as of December 31, 2012 were:

Name	Stock Awards (#)	Option Awards (#)	Total
Dennis Cline	15,250	35,000	50,250
Anne Devereux	16,000	40,000	56,000
Nicolas J. Hanauer	13,000	300,000	313,000
M. Wayne Wisehart	16,750	40,000	56,750

Effective in May 2011, the Company’s non-employee directors will receive $1,500 per quarter or $6,000 per fiscal year in total cash compensation attributable to board service in addition to reimbursement for the reasonable out-of-pocket expenses they incur in attending meetings of the Board of Directors or Board of Director Committees.

In May 2012, the Company granted Messrs. Cline, Hanauer and Wisehart and Ms. Devereux an aggregate of 61,000 shares of restricted stock which included an annual grant and a grant with respect to their service on the various board committees pursuant to the Company’s 2003 Stock Plan which will vest in full on May 8, 2013 assuming continued service on the board during such period and with accelerated vesting in full upon a change of control.

Equity Compensation Plans

Amended and Restated 2003 Stock Incentive Plan. Our 2003 Stock Incentive Plan, effective on March 30, 2004, was adopted by our Board of Directors and approved by our stockholders on March 30, 2004. (the “2003 Stock Plan”) The 2003 Stock Plan provides for the granting of shares of Class B common stock to employees, directors, and consultants of Marchex, its affiliates and strategic partners and provides for the following types of grants:

•	incentive stock options within the meaning of Section 422 of the Internal Revenue Code, sometimes known as ISOs;

•	non-statutory stock options, which are options not intended to qualify as ISOs, sometimes known as non-qualified options; and

•	right to purchase shares pursuant to restricted stock purchase agreements.

The 2003 Stock Plan was amended in May of 2010 to provide for grants of restricted stock units to eligible participants under the 2003 Stock Plan. No awards will be made under the 2003 Stock Plan after December 31, 2012 and the 2012 Stock Plan covers the anticipated balance of shares available under the 2003 Stock Plan.

2012 Stock Incentive Plan. Our 2012 Stock Incentive Plan, effective on April 2, 2012, was adopted by our Board of Directors and approved by our stockholders on May 4, 2012 (the “2012 Stock Plan”). The 2012 Stock Plan provides for the granting of shares of Class B common stock to employees, directors, and consultants of Marchex, its affiliates and strategic partners and provides for the following types of grants:

•	incentive stock options within the meaning of Section 422 of the Internal Revenue Code, sometimes known as ISOs;

•	non-statutory stock options, which are options not intended to qualify as ISOs, sometimes known as non-qualified options;

•	right to purchase shares pursuant to restricted stock purchase agreements.; and

•	restricted stock units.

2004 Employee Stock Purchase Plan. Our 2004 employee stock purchase plan, effective on March 30, 2004, was adopted by our Board of Directors and approved by our stockholders on February 15, 2004 (the “2004 Employee Stock Purchase Plan”). The 2004 Employee Stock Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code and permits eligible employees to purchase our Class B common stock for amounts up to 15% of their compensation in purchase periods under the plan. Under the 2004 Employee Stock Purchase Plan, no employee will be permitted to purchase stock worth more than $25,000 in any calendar year, valued as of the first day of each purchase period. We have authorized an aggregate of 300,000 shares of our Class B common stock for issuance under the 2004 Employee Stock Purchase Plan to participating employees. The 2004 Employee Stock Purchase Plan provides for purchase periods which shall be determined by the Board of Directors.

The 2004 Employee Stock Purchase Plan was amended on December 8, 2005 to provide that effective January 1, 2006 the purchase price of shares of Class B common stock available under the purchase plan shall be equal to 95% of the closing price of the shares of Class B common stock on the last business day of each purchase period.

2014 Employee Stock Purchase Plan. Our 2014 Employee Stock Purchase Plan was adopted by our Board of Directors on March 8, 2013. The 2014 Employee Stock Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code and permits eligible employees to purchase our Class B common stock for amounts up to 15% of their compensation in purchase periods under the plan. Under the 2014 Employee Stock Purchase Plan, no employee will be permitted to purchase stock worth more than $25,000 in any calendar year, valued as of the first day of each purchase period. We have authorized an aggregate of 225,000 shares of our Class B common stock for issuance under the 2014 Employee Stock Purchase Plan to participating employees. The 2014 Employee Stock Purchase Plan provides for purchase periods which shall be determined by the Board of Director and the purchase price of shares of Class B common stock available under the purchase plan shall be equal to 95% of the closing price of the shares of Class B common stock on the last business day of each purchase period.

Our 2004 Employee Stock Purchase Plan is nearing the end of its original ten year term. No awards will be made under the 2004 Employee Stock Purchase Plan after December 31, 2013. The 2014 Employee Stock Purchase Plan covers the anticipated balance of shares available under the 2004 Employee Stock Purchase plan. The 2014 Employee Stock Purchase Plan is being submitted for stockholder approval at our 2013 Annual Meeting as required by the terms of Section 423 of the Code. A complete description of the material terms of the 2014 Employee Stock Purchase Plan is set forth in our stockholder proposal "APPROVAL OF THE 2014 EMPLOYEE STOCK PURCHASE PLAN" below.

Equity Compensation Plan Information

The following table sets forth certain information regarding our Class B common stock that may be issued upon exercise of options, warrants and other rights under all of our existing equity compensation plans as of December 31, 2012:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by security holders
2003 amended and restated stock incentive plan, as amended(1)	7,029,360	$7.67	—
2004 employee stock purchase plan(2)	—	—	214,178
2012 stock incentive plan(3)	—	—	5,377,388
Total	7,029,360	$7.67	5,591,566

1.	After December 31, 2012, no further awards will be made under the 2003 Stock Plan, but any awards previously granted under the 2003 Stock Plan shall remain in effect pursuant to their term.
2.	After December 31, 2013, no further grants will be made under the 2004 Employee Stock Purchase Plan, which will be replaced by the 2014 Employee Stock Purchase Plan if approved by our stockholders.
3.

We have reserved 5,377,388 shares of Class B common stock for issuance under our 2012 Stock Plan, which includes an increase of 1,877,388 shares to the authorized number of shares available under the plan which occurred on January 1, 2013 as a result of the “evergreen provision” under the plan. The “evergreen provision” provides for annual increases in the number of shares available for issuance under the plan, on the first day of our fiscal year, equal to 5% of the outstanding shares of Class B common stock (including any shares of Class B common stock issuable upon conversion of any outstanding capital stock) on such date.

PROPOSAL THREE. APPROVAL OF THE 2014 EMPLOYEE STOCK PURCHASE PLAN

(Item 3 on Proxy Card)

We are requesting that our stockholders approve our 2014 Employee Stock Purchase Plan. Our Board of Directors adopted the plan on March 8, 2013, subject to stockholder approval. The plan is intended to replace our 2004 Employee Stock Purchase Plan, which will expire on December 31, 2013.

The new plan is almost identical to the 2004 Employee Stock Purchase Plan. The plan is intended to meet the requirements of an “employee stock purchase plan,” as defined in Section 423 of the Internal Revenue Code, as amended (the “Code”). The purpose of the plan is to provide our eligible employees with the opportunity to acquire shares of our Class B common stock through participation in a payroll deduction-based employee stock plan that is tax qualified under Section 423 of the Code. The plan more closely aligns the interests of our employees with the interests of our stockholders.

Under the plan, our employees will have an opportunity to acquire our Class B common stock at a specified discount from the fair market value as permitted by Section 423 of the Code. The Compensation Committee will administer the plan and our Board of Directors may amend or terminate the plan subject to obtaining any required stockholder approval.

The following is a summary of the material features of the plan. This summary, however, does not purport to be a complete description of all the provisions of the plan and is qualified in its entirety by the copy of the plan which is attached as Appendix A.

Administration

The plan will be administered by the Compensation Committee of our Board of Directors. Such committee, has full authority to adopt administrative rules and procedures and to interpret the provisions of the plan.

Common stock subject to the plan

We have reserved 225,000 shares of our Class B common stock for issuance under the plan over the term of the plan. The shares may be made available from authorized but unissued shares of our common stock or shares reacquired by us and held as treasury shares.

During any one calendar year, a participant may not be granted the right to purchase more than $25,000 of our common stock pursuant to the plan, as measured using the fair market value of our shares on the opening date of the offering period. In addition, in each offering period, any one participant may not purchase more than 1,000 shares (or such other maximum determined by the Compensation Committee).

Should the total number of shares of our common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares available for issuance under the plan at that time, then the plan administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock allocated to such individual, will be refunded.

The aggregate number of shares which may be purchased under the plan, the number of shares purchasable, and the purchase price will be appropriately adjusted for any increase or decrease in the number of our outstanding shares resulting from a stock split or other subdivision or consolidation of shares or for other capital adjustments, reorganizations or payments of stock dividends or distributions or other increases or decreases in the outstanding shares effected without receipt of consideration by the Company except that that conversion of any convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.”

Eligibility and participation

Generally, any employee of the Company or any participating subsidiary corporation may participate in the plan except for those employed less than three months, those whose customary employment is less than 20 hours per week or five months or less per year, and those who own stock possessing 5% or more voting power of the Company. As required by Section 423 of the Code, participants in the plan will generally all have the same rights and privileges. As of March 22, 2013, approximately 350 employees were eligible to participate in the plan.

Offering periods and purchase dates

Shares of our common stock will be offered under the plan through purchase periods. There will be four three-month purchase periods per year starting January 1. Each participant’s purchase right is granted on the first day of the purchase period and will be automatically exercised on the last trading day of each such purchase period. Each purchase right entitles the participant to purchase the whole number of shares of common stock obtained by dividing the participant’s payroll deductions for each purchase period by the purchase price in effect for that purchase period.

Purchase price

The purchase price of the common stock acquired on each purchase date is 95% of the closing price on that date. As of March 22, 2013, the closing selling price per share of our common stock as reported by NASDAQ was $4.33.

Payroll deductions and stock purchases

Each participant may authorize periodic payroll deductions of any full percentage of his or her eligible earnings each offering period (at a minimum of 1% up to a maximum of 15% of eligible earnings each offering period). The accumulated deductions will automatically be applied on each purchase date to the purchase of whole shares of common stock at the purchase price in effect for that purchase date. For purposes of the plan, eligible earnings generally include wages from the Company reported on Form W-2, but exclude overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items.

Termination of purchase rights

A participant may cancel participation and stop contributions to the plan at any time, so long as a written notice is delivered to us not later than 10 days before the applicable purchase date, and his or her accumulated payroll deductions will be refunded to the participant. A participant’s purchase right will immediately terminate upon his or her cessation of employment for any reason. Any payroll deductions that the participant may have made for the purchase period in which such cessation of employment occurs will be refunded and will not be applied to the purchase of common stock.

Stockholder rights

No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant’s behalf.

Rights not transferable

No purchase rights will be assignable or transferable by the participant.

Change of control

In the event of a merger or consolidation of the Company with or into another corporation or other acquisition or change of control of the Company, where the holders of the capital stock of the Company immediately prior to transaction do not continue to hold at least 80% by voting power of the capital stock of the surviving corporation, a sale of all or substantially all of the assets of the Company, or dissolution or liquidation of the Company, our Board of Directors or Compensation Committee, in its sole discretion, may provide that (i) after the effective date of such transaction, each holder of an outstanding purchase right will be entitled, upon exercise of the purchase right, to receive in lieu of our shares, the shares of such stock or other securities as the holders of our shares received pursuant to the terms of such transaction or the purchase rights will be otherwise assumed; or (ii) all outstanding purchase rights will be cancelled as of a date prior to the effective date of any such transaction and all payroll deductions will be paid out to the participating employees; or (iii) the purchase date of the then current purchase period will be accelerated to a date prior to the effective date of any such transaction. All purchase rights not assumed, terminated, or exercised before the effective date of any such transaction shall terminate on the effective date of such transaction.

Amendment and termination

Assuming the plan is approved by our stockholders, the plan will terminate on December 31, 2023, unless earlier terminated by our Board of Directors. Our Board of Directors may amend the plan at any time subject to stockholder approval if required by Section 423 of the Code.

U.S. federal income tax consequences

The following is a summary of the principal U.S. federal income taxation consequences to the Company and participants subject to U.S. taxation with respect to participation in the plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside.

The plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares of common stock acquired under the plan.

If the participant sells or otherwise disposes of shares acquired under the plan (including by way of gift) within two years after the commencement date of the purchase period under which the shares are purchased or within one year after the shares are purchased, there will be a “disqualifying disposition” of the shares. Upon a disqualifying disposition, the participant must recognize ordinary income equal to the excess of the fair market value of the shares on their purchase date over the purchase price paid to acquire the shares. This excess will be taxed as ordinary income in the year of the disqualifying disposition even if no gain is realized on the disposition or a gift of the shares. Any gain realized on a disqualifying disposition in excess of the fair market value of the shares on the purchase date generally will be treated as long-term or short-term capital gain, depending on the holding period for such shares. If the shares are sold for less than their fair market value measured as of the purchase date, the same amount of ordinary income is attributed to the employee and a capital loss is recognized equal to the difference between the purchase price and the fair market value of the shares on the purchase date. The Company will have a corresponding tax deduction at the time of the disqualifying disposition equal to the amount of ordinary income recognized by the employee.

If the participant sells or otherwise disposes of shares acquired under the plan other than in a disqualifying disposition (i.e., the disposition occurs after the holding periods described above have been satisfied), the employee recognizes (1) ordinary income equal to the difference between the employee’s purchase price and the fair market value of the shares on the commencement date of the purchase period under which the shares were purchased, or, if less, the difference between the amount realized by the employee in the disposition and the purchase price of the shares, and (2) a long-term capital gain for any additional gain realized by the employee in the disposition. If the employee sells the shares and the sale price is less than the purchase price, then there is no ordinary income recognized and the employee recognizes a capital loss for the difference between the sale price and the purchase price. The Company will not have a corresponding tax deduction for the ordinary income recognized by the employee if there is not a disqualifying disposition.

New plan benefits

The benefits to be received by our executive officers, directors and employees as a result of the proposed approval of the plan are not determinable, since the amounts of future purchases by participants are based on elective participant contributions. No purchase rights have been granted, and no shares of common stock have been issued, with respect to the share allocation for which stockholder approval is sought under this proposal.

What is the voting requirement to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares of the Company’s Class A common stock and Class B common stock present or represented by proxy and entitled to vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED “FOR” APPROVAL OF THIS PROPOSAL.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, officers and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership. Directors, officers and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on review of the copies of such reports the Company has received, or written representations that no other reports were required for those persons, the Company believes that its directors, officers and 10% stockholders complied with all applicable filing requirements during 2012, with the exception of the following: a late Form 4 report was filed for Michael Miller relating to the sale of 1,875 shares of restricted stock upon vesting of such shares on December 26, 2012.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the SEC. Proposals of stockholders of the Company intended to be presented for consideration at our 2014 Annual Meeting of Stockholders must be received by the Company no later than December 4, 2013 and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Stockholder proposals should be addressed to the attention of the Company’s General Counsel, 520 Pike Street, Suite 2000, Seattle, Washington 98101. Stockholders who wish to present a proposal at our 2014 Annual Meeting of Stockholders, other than one that will be included in our proxy materials, should send notice to the Company by March 3, 2014. If a stockholder proposal is not submitted by this date and it is properly brought before our 2014 Annual Meeting of Stockholders, we may exercise voting discretion to vote the proxies that the Board of Directors solicits for our 2014 Annual Meeting of Stockholders on such stockholder proposal in accordance with our best judgment. If a stockholder makes a timely notification, the people we name as proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the SEC. The corresponding proposal submission date for our 2013 Annual Meeting of Stockholders was March 4, 2013. We have discretionary authority to vote the proxies that the Board of Directors solicits for our 2013 Annual Meeting of Stockholders on any stockholder proposals properly brought before our 2013 Annual Meeting of Stockholders with respect to which the Company was not notified by that date.

ANNUAL REPORT ON FORM 10-K

A copy of Marchex’s annual report on Form 10-K for the year ended December 31, 2012, including its financial statements for the year ended December 31, 2012, accompanies this proxy statement and is also available for download or review by visiting www.marchex.com/investors/secfilings.html, and is also available on the internet as provided on the notice of annual meeting of stockholders accompanying this proxy statement. An additional copy of such annual report on 10-K (without exhibits) will be furnished without charge and a copy of any or all exhibits to such annual report on Form 10-K will be furnished for a fee which will not exceed our reasonable expenses in furnishing exhibits upon request by any stockholder to Marchex Investor Relations, 520 Pike Street, Suite 2000, Seattle, Washington 98101, or by calling (206) 331-3300.

DELIVERY OF THIS PROXY STATEMENT

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, brokers with account holders who are Company stockholders may be “householding” our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report and proxy statement, please notify your broker and direct your written request to Marchex Investor Relations, 520 Pike Street, Suite 2000, Seattle, Washington 98101 or by calling (206) 331-3300.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

The Company’s stock transfer agent and registrar is Computershare, P.O. Box 43006, Providence, RI 02940-3006, (800) 714-2722.

By order of the Board of Directors,

Ethan Caldwell

Secretary

APPENDIX A

MARCHEX, INC.

2014 EMPLOYEE STOCK PURCHASE PLAN

1.	Purpose.

It is the purpose of this 2014 Employee Stock Purchase Plan (the “Plan”) to provide a means whereby eligible employees may purchase Class B common stock of Marchex, Inc. (the “Company”) through after-tax payroll deductions. It is intended to provide a further incentive for employees to promote the best interests of the Company and to encourage stock ownership by employees in order that they may participate in the Company’s economic growth. It is the intention, but not the obligation, of the Company that the Plan qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code, and that the provisions of this Plan be construed in a manner consistent with the Code. The Company’s 2004 Employee Stock Purchase Plan, as amended, will terminate on December 31, 2013 (the “2004 Plan”). This Plan shall be effective January 1, 2014.

2.	Definitions.

The following words or terms, when used herein, shall have the following respective meanings:

(a) “Account” means the Employee Stock Purchase Account established for a Participant under Section 7 hereunder.

(b) “Board of Directors” shall mean the Board of Directors of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(d) “Committee” shall mean the committee described in Section 5.

(e) “Common Stock” shall mean shares of the Company’s Class B common stock with a par value of $.01 per share.

(f) “Company” shall mean Marchex, Inc., a Delaware corporation.

(g) “Compensation” means the amount of money reportable on the employee’s Federal Income Tax Withholding Statement from the Company, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee’s Federal Income Tax Withholding Statement. Notwithstanding the foregoing, the Board of Directors or Committee in its sole discretion from time to time may substitute another definition of compensation to be eligible to be taken into account under the Plan, provided that no such determination shall include or exclude any type or amount of Compensation contrary to the requirements of Section 423 of the Code.

(h) “Effective Date” shall mean January 1, 2014. After December 31, 2013, no further Options will be granted under the 2004 Plan.

(i) “Eligible Employees” shall mean all persons employed by the Company or a Subsidiary and classified by the Company or the Subsidiary as an employee for federal income tax withholding purposes, but excluding:

(1) Persons who have been employed by the Company or a Subsidiary for less than three months on the first day of the Purchase Period, with the exception of a person previously eligible;

(2) Persons whose customary employment is less than twenty hours per week or five months or less per year; and

(3) Persons who are deemed for purposes of Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary.

Except as otherwise provided in Section 12, for purposes of the Plan, the employment relationship shall be treated as continuing intact while an individual is on military leave or other leave of absence approved by the Company or a Subsidiary. Where the period of leave exceeds 90 days and the individual’s right to re-employment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(j) “Exercise Date” shall mean the last day of a Purchase Period; provided, however, that if such date is not a business day, “Exercise Date” shall mean the immediately preceding business day.

(k) “Participant” shall mean an Eligible Employee who elects to participate in the Plan under Section 6 hereunder.

(l) “Plan” shall mean this Marchex, Inc. 2014 Employee Stock Purchase Plan.

(m) “Purchase Periods” shall mean the four purchase periods within each calendar year, the first commencing on January 1st of each calendar year and continuing through the March 31st of such calendar year, the second commencing on April 1st of each calendar year and continuing through June 30th of such calendar year, the third commencing on July 1st of each calendar year and continuing through the September 30th of such calendar year, and the fourth commencing on October 1st of each calendar year and continuing through December 31st of such calendar year.

(n) “Purchase Price” for each share purchased shall be 95% of the closing price of Common Stock on the Exercise Date. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq Global Market, or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

(o) “Subsidiary” shall mean any present or future corporation which (i) would be a subsidiary corporation as defined in Section 424(f) of the Code, and (ii) is designated by the Board of Directors as a participating employer for purposes of this Plan.

3.	Grant of Option to Purchase Shares.

Each Eligible Employee shall be granted an option (“Option”) effective on the first day of each Purchase Period to purchase shares of Common Stock. The term of the Option shall be the length of the Purchase Period. The number of shares subject to each Option shall be the quotient of the aggregate payroll deductions in the Purchase Period authorized by each Participant in accordance with Section 6 divided by the Purchase Price, but in no event shall the number of shares subject to each Option be in excess of 1,000 shares per Purchase Period (subject to adjustment in accordance with Section 4), or such other number of shares as determined from time to time by the Board of Directors or the Committee. Notwithstanding the foregoing, no employee shall be granted an Option which permits his right to purchase shares under the Plan to accrue at a rate which exceeds in any one calendar year $25,000 (or such other amount as may be prescribed from time to time under Section 423 of the Code) of the fair market the value of the Common Stock as of the date the Option to purchase is granted. It is intended that all Participants granted Options shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code.

4.	Shares.

Subject to adjustment upon changes in capitalization of the Company as provided this Section 4, the maximum number of shares of Common Stock which shall be made available for issuance to and purchase by

Participants under this Plan shall be 225,000 shares. The shares of Common Stock subject to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock reacquired by the Company and held as treasury shares. Shares of Common Stock not purchased under an Option terminated pursuant to the provisions of the Plan may again be subject to Options granted under the Plan. The aggregate number of shares of Common Stock which may be purchased pursuant to Options granted hereunder, the number of shares of Common Stock covered by each outstanding Option, and the purchase price for each such Option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock or for other capital adjustments, reorganizations or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board of Directors whose determination in that respect shall be binding and conclusive.

If the total number of shares of Common Stock to be purchased pursuant to options on any particular date exceeds the number of shares then available for issuance under the Plan, then the Committee shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and any amounts credited to Participants’ accounts, to the extent not used to purchase shares, shall be refunded to the Participants.

5.	Administration.

The Plan shall be administered by the Board of Directors or a Committee (which may be the same committee as the Company’s compensation committee) as may be appointed from time to time by the Board of Directors. Committee members shall be ineligible to participate under the Plan. All members of the Committee shall serve at the discretion of the Board. The Board of Directors or the Committee, if one has been appointed, is vested with full authority to interpret the terms of the Plan, to remedy any ambiguity, inconsistency, or omission, and to make, administer and interpret such equitable rules and regulations regarding the Plan as it may deem advisable. The Board of Directors or Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of foreign laws and procedures without amending the Plan. The Board of Directors’, or the Committee’s, if one has been appointed, determinations as to the interpretation and operation of the Plan shall be final, binding and conclusive. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

6.	Election to Participate.

An Eligible Employee may elect to become a Participant in the Plan for a Purchase Period by completing a “Stock Purchase Agreement” form prior to the first day of the Purchase Period for which the election is made. Such Stock Purchase Agreement shall be in such form as shall be determined from time to time by the Board of Directors or the Committee. The election to participate shall be effective for the Purchase Period for which it is made. The Stock Purchase Agreement shall remain in effect for successive Purchase Periods unless modified as provided in Section 9 or terminated or suspended as provided in Sections 11 and 12. There is no limit on the number of Purchase Periods for which an Eligible Employee may elect to become a Participant in the Plan. In the Stock Purchase Agreement, the Eligible Employee shall authorize regular payroll deductions of any full percentage of his Compensation, but in no event less than one percent (1%) or more than fifteen percent (15%) of his Compensation. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3 herein, a Participant’s payroll deductions may be decreased during any Purchase Period scheduled to end during the current calendar year to 0%. Payroll deductions shall re-commence at the rate provided in such Participant’s Stock Purchase Agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 9. Except as otherwise provided in Section 9, an Eligible Employee may not change his authorization during a Purchase Period to which the election applies. Options granted to Eligible Employees who have failed to execute a Stock Purchase Agreement within the time periods prescribed by the Plan will automatically lapse.

7.	Employee Stock Purchase Account.

An Employee Stock Purchase Account will be established for each Participant in the Plan for bookkeeping purposes, and payroll deductions made under Section 6 will be credited to such Accounts. However, prior to the purchase of shares in accordance with Section 8 or withdrawal from or termination of the Plan in accordance with the provisions hereof, the Company may use for any valid corporate purpose all amounts deducted from a Participant’s compensation under the Plan and credited for bookkeeping purposes to his account. The Company shall be under no obligation to pay interest on funds credited to a Participant’s account, whether upon purchase of shares in accordance with Section 8 or upon distribution in the event of withdrawal from or termination of the Plan as herein provided.

8.	Purchase of Shares.

Each Eligible Employee who is a Participant in the Plan automatically and without any act on his part will be deemed to have exercised his Option on each Exercise Date to the extent that the balance then in his Account under the Plan is sufficient to purchase at the Purchase Price whole shares of the Company’s stock subject to his Option and the limitations described in Section 3. Any balance remaining in the Participant’s Account shall be refunded to the Participant in cash.

9.	Withdrawal.

A Participant who has elected to authorize payroll deductions for the purchase of shares of Common Stock may cancel his election by written notice of cancellation (“Cancellation”) delivered to the office or person designated by the Company to receive Stock Purchase Agreements, but any such Cancellation must be so delivered not later than ten (10) days before the relevant Exercise Date. A Participant will receive in cash, as soon as practicable after delivery of the Cancellation, the amount credited to his Account. Any Participant who so withdraws from the Plan may again become a Participant at the start of the next Purchase Period in accordance with Section 6.

10.	Issuance of Stock Certificates.

The shares of Common Stock purchased by a Participant shall, for all purposes, be deemed to have been issued and sold at the close of business on the Exercise Date. Prior to that date none of the rights or privileges of a stockholder of the Company, including the right to vote or receive dividends, shall exist with respect to such shares.

Within a reasonable time after the Exercise Date, the Company shall issue and deliver a certificate for the number of shares of Common Stock purchased by a Participant for the Purchase Period, which certificate shall be registered either in the Participant’s name, or jointly in the names of the Participant and his spouse, as the Participant shall designate in his Stock Purchase Agreement. Such designation may be changed at any time by filing notice thereof with the person designated by the Company to receive such notices. In the alternative, the Company may provide for uncertificated, book entry issuance of the shares of Common Stock purchased under the Plan.

11.	Termination of Employment.

Upon a Participant’s termination of employment for any reason, other than death, no payroll deduction may be made from any compensation due him and the entire balance credited to his Account shall be automatically refunded, and his rights under the Plan shall terminate. Upon the death of a Participant, no payroll deduction shall be made from any compensation due him at time of death, and the entire balance in the deceased Participant’s Account shall be paid in cash to the Participant’s designated beneficiary, if any, under a group insurance plan of the Company covering such employee, or otherwise to his estate, and his rights under the Plan shall terminate.

12.	Temporary Layoff and Authorized Leave of Absence; Long Term Disability.

Except as otherwise provided by applicable law, payroll deductions shall cease during a period of absence from work due to a Participant’s temporary layoff, authorized leave of absence without pay, or disability for which benefits are not payable from the Company. If such Participant shall return to active service prior to the Exercise Date for the current Purchase Period, payroll deductions shall be resumed. He shall not be entitled to make up the deficiency in his Account caused by his absence and, accordingly, the number of shares to be purchased shall be reduced. If the Participant shall not return to active service prior to the Exercise Date for the current Purchase Period, and the Participant was absent for more than fifty percent (50%) of the weeks in the Purchase Period, his Stock Purchase Agreement shall be terminated and the balance in his Account shall be refunded. All other Participants will have an option to cancel their election in accordance with Section 9.

13.	Rights Not Transferable; Restrictions on Transfer.

The right to purchase shares of Common Stock under this Plan is exercisable only by the Participant during his lifetime and is not transferable by him. If a Participant attempts to transfer his right to purchase shares under the Plan, he shall be deemed to have requested withdrawal from the Plan and the provisions of Section 9 hereof shall apply with respect to such Participant.

14.	No Guarantee of Continued Employment.

Granting of an Option under this Plan shall imply no right of continued employment with the Company or any Subsidiary for any Eligible Employee.

15.	Notice.

Any notice which an Eligible Employee or Participant files pursuant to this Plan shall be in writing and shall be delivered personally or by mail addressed to the Company’s General Counsel, c/o Marchex, Inc., 520 Pike Street, Suite 2000, Seattle, Washington 98101. Any notice to a Participant or an Eligible Employee shall be conspicuously posted in the Company’s principal office, delivered electronically, or mailed addressed to the Participant or Eligible Employee at the address designated in the Stock Purchase Agreement or in a subsequent writing.

16.	Merger or Other Transactions.

(a) If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation (“Continuity of Control”), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board of Directors or the Committee shall take such steps in connection with such merger or consolidation as the Board of Directors or the Committee shall deem necessary to assure that the provisions of Section 4 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

(b) In the event of a merger or consolidation of the Company with or into another corporation or other acquisition or change in control of the Company, which does not involve Continuity of Control, a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, or dissolution or liquidation of the Company, the Board of Directors or Committee, in its sole discretion, may provide that (i) after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction or such Options shall be otherwise assumed; or (ii) all outstanding Options shall be cancelled as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (iii) the Exercise Date of the then current Purchase Period shall be accelerated to a date prior to the effective date of any such transaction. All Options not assumed, terminated, or exercised before the effective date of any such transaction shall terminate on the effective date of such transaction.

17.	Application of Funds.

All funds deducted from a Participant’s compensation in payment for shares purchased or to be purchased under this Plan may be used for any valid corporate purpose provided that the Participant’s Account shall be credited with the amount of all payroll deductions as provided in Section 7.

18.	Government Approvals or Consents.

This Plan and the Company’s obligation to sell and deliver Common Stock under this Plan is subject to continued listing on a national stock exchange or quotation on the Nasdaq Global Market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection therewith. Subject to the provisions of Section 19, the Board of Directors may make such changes in the Plan and include such terms in any offering under this Plan as may be necessary or desirable, in the opinion of counsel, to comply with the rules or regulations of any governmental authority, or to be eligible for tax benefits under the Code or the laws of any state, or in the opinion of the Company’s auditors, to eliminate or reduce any unfavorable financial accounting consequences. An Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable laws or the requirements of any securities exchange.

19.	Amendment of the Plan.

The Board of Directors may, without the consent of the Participants, amend the Plan at any time, provided that, except as otherwise provided in this Plan, no such action shall adversely affect Options theretofore granted hereunder and if the approval of any such amendment by the stockholders of the Company is required by Section 423 of the Code, such amendment will not be effected without such approval. For purposes of this Section 19, termination of the Plan by the Board of Directors pursuant to Section 20 shall not be deemed to be an action which adversely affects Options theretofore granted hereunder.

20.	Term of the Plan.

The Plan shall become effective on the Effective Date. The Plan will terminate automatically on December 31, 2023; provided, however, that the Board of Directors shall have the right to terminate the Plan at any time. In the event of the expiration of the Plan or its termination, all Options then outstanding under the Plan shall automatically be canceled and the entire amount credited to the Account of each Participant hereunder shall be refunded to each such Participant without interest.

21.	Notice to Company of Disqualifying Dispositions.

By electing to participate in the Plan, each Participant agrees to notify the Company in writing immediately after the Participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Purchase Period in which such Common Stock was acquired. Each Participant further agrees to provide any information about such a transfer as may be requested by the Company or any Subsidiary in order to assist it in complying with any applicable tax laws.

22.	Withholding of Taxes.

Each Participant must make adequate provision for the Company’s federal, state or other tax withholding obligations, if any, which may arise upon the exercise of the Option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant.

23.	General.

Whenever the context of this Plan permits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

24.	Governing Law.

The internal substantive laws of the State of Delaware shall govern all matters relating to this Plan, without giving effect to conflicts of laws principles thereof.

MARCHEX, INC.

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT LINE SACKPACK

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

ADD 5

ADD 6

C123456789

000000000.000000 ext

000000000.000000 ext

000000000.000000 ext

000000000.000000 ext

000000000.000000 ext

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 2, 2013.

Vote by Internet

Go to www.investorvote.com/MCHX

Or scan the QR code with your smartphone

Follow the steps outlined on the secure website

Vote by telephone

Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals - The Board of Directors recommends a vote IN FAVOR OF the directors listed below and a vote IN FAVOR OF Proposals 2 and 3.

1. To elect six directors to serve on the Company’s Board of Directors until their successors are duly elected and qualified:

For Withhold

For Withhold

For Withhold +

01-Russell C. Horowitz

02-Dennis Cline

03-Anne Devereux

04-Nicolas Hanauer

05-John Keister

06-M. Wayne Wisehart

For Against Abstain

For Against Abstain

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

3. To approve the Marchex, Inc. 2014 Employee Stock Purchase Plan.

4. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting.

This Proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED ABOVE AND IN FAVOR OF PROPOSALS 2 AND 3.

B Non-Voting Items

Change of Address - Please print new address below.

Comments - Please print your comments below.

C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) - Please print date below.

Signature 1 - Please keep signature within the box.

Signature 2 - Please keep signature within the box.

C 1234567890 J N T

1UPX 1612981

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE

140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

01MBSA

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The Proxy Statement and the Annual Report to Stockholders are available at: http://www.RRDEZProxy.com/2013/Marchex

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - MARCHEX, INC.

CLASS B COMMON STOCK

ANNUAL MEETING OF STOCKHOLDERS, MAY 3, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MARCHEX, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 3, 2013 and the Proxy Statement, and appoints Michael Arends and Ethan Caldwell, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Class B common stock of Marchex, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entities, at the Annual Meeting of Stockholders of the Company to be held at the Grand Hyatt Seattle, 721 Pine Street, Seattle, Washington, on May 3, 2013 at 10:00 a.m. local time, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below and on the reverse side. Please mark, date, sign and return this proxy promptly in the enclosed envelope.

(Continued and to be marked, dated and signed, on the other side)

MARCHEX, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals - The Board of Directors recommends a vote IN FAVOR OF the directors listed below and a vote IN FAVOR OF

Proposals 2 and 3.

1. To elect six directors to serve on the Company’s Board of Directors until their successors are duly elected and qualified:

For Withhold

For Withhold

For Withhold +

01-Russell C. Horowitz

02-Dennis Cline

03-Anne Devereux

04-Nicolas Hanauer

05-John Keister

06-M. Wayne Wisehart

For

Against

Abstain

For

Against

Abstain

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

3. To approve the Marchex, Inc. 2014 Employee Stock Purchase Plan.

4. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting.

This Proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED ABOVE AND IN FAVOR OF PROPOSALS 2 AND 3.

B Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box.

1UPX

1612982

01MBTA +

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The Proxy Statement and the Annual Report to Stockholders are available at: http://www.RRDEZProxy.com/2013/Marchex

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - MARCHEX, INC.

CLASS B COMMON STOCK

ANNUAL MEETING OF STOCKHOLDERS, MAY 3, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MARCHEX, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 3, 2013 and the Proxy Statement, and appoints Michael Arends and Ethan Caldwell, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Class B common stock of Marchex, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entities, at the Annual Meeting of Stockholders of the Company to be held at the Grand Hyatt Seattle, 721 Pine Street, Seattle, Washington, on May 3, 2013 at 10:00 a.m. local time, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below and on the reverse side. Please mark, date, sign and return this proxy promptly in the enclosed envelope.

(Continued and to be marked, dated and signed, on the other side)